UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a -12

Western Uranium & Vanadium Corp.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting (the “Meeting”) of Shareholders of Western Uranium & Vanadium Corp. (the “Company” or “Western”) will be held at Western’s Colorado Operations Office located at 31525 Highway 90 Road, Nucla, Colorado 81424 at 10:00 a.m. (local time), on Thursday the 29th day of June 2023, for the following purposes:

1.	to receive the audited annual consolidated financial statements of the Company for the fiscal period ended December 31, 2022, together with the report of the auditors (the “Financial Statements”);

2.	to re-elect the directors of the Company for the ensuing year;

3.	to re-appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the directors to fix their remuneration;

4.	to approve the 2023 Incentive Stock Option Plan of the Company;

5.	to approve the Shareholder Rights Plan of the Company; and

6.	to transact such other business as may properly be brought before the Meeting or any adjournment or adjournments thereof.

Your vote is important. If you held common shares in the Company on May 15, 2023, you are entitled to receive notice of and vote at this Meeting or any postponement or adjournment of it. This notice is accompanied by the Management Information Circular which describes who can vote, how to vote, and what the Meeting will cover. The Financial Statements have been filed under the Company’s profile on the System for Electronic Data Analysis and Retrieval (“SEDAR”) at www.sedar.com and on EDGAR at www.sec.gov/edgar in accordance with the Company’s continuous disclosure obligations and will be presented to shareholders at the Meeting.

As described in the “notice and access” notification mailed to shareholders of the Company, Western has opted to deliver its Meeting materials to shareholders by posting them on its website at www.western-uranium.com. The use of this alternative means of delivery is more environmentally friendly and more economical as it reduces the Company’s paper and printing use and the Company’s printing and mailing costs. The Meeting materials will be available on the Company’s website (www.western-uranium.com/annual-general-meetings.html) on or about May 30, 2023 and will remain on the website for one full year. The Meeting materials will also be available under Western’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar.

Shareholders who wish to receive paper copies of the Meeting materials prior to the Meeting may request copies from Capital Transfer Agency ULC, the registrar and transfer agent for Western by calling 1-844-499-4482, 1(416)350-5007 (local) or by sending an email to voteproxy@capitaltransferagency.com no later than June 15, 2023.

If you are not able to attend the Meeting, please vote by using the proxy form or voting instruction form included with the “notice and access” notification and return it according to the instructions provided before 12:00 p.m. (local time) in Toronto, Ontario on Tuesday, June 27, 2023.

DATED at Toronto, Ontario and Nucla, Colorado this 24th day of May 2023.

BY ORDER OF THE BOARD

“George Glasier”

George Glasier, President and Chief Executive Officer

330 Bay Street, Suite 1400, Toronto, Ontario M5H 2S8

MANAGEMENT INFORMATION CIRCULAR

As of May 24, 2023

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

to be held on Thursday, June 29, 2023

GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

This management information circular (the “Circular”) is furnished in connection with the solicitation of proxies by and on behalf of the management (the “Management”) of Western Uranium & Vanadium Corp. (the “Company” or “Western”) for use at the Annual General and Special Meeting of shareholders of the Company (the “Shareholders”) to be held at Western Uranium & Vanadium’s Colorado Operations Office located at 31525 Highway 90 Road, Nucla, Colorado 81424 at 10:00 a.m. (local time), on Thursday the 29th day of June 2023 and at any adjournment thereof (the “Meeting”) for the purposes set out in the notice of meeting (the “Notice of Meeting”) accompanying this Circular.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally by the directors and/or officers of the Company. Registered shareholders of the Company and beneficial holders of the Company’s shares holding through intermediaries will be sent a notice and form of proxy for the Meeting in accordance with notice-and-access rules. Arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares (the “Shares”) held of record by such certain persons.

The approximate date on which proxy materials are expected to be first sent or given to Shareholders is May 30, 2023.

The record date for determining the Shareholders of the Company entitled to notice of, and to attend and vote their Shares at, the Meeting is May 15, 2023 (the “Record Date”).

NOTICE-AND-ACCESS

National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) and National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) allow for the use of the notice-and-access system for the delivery to shareholders of certain materials, including the notice of meeting, management information circular, annual financial statements and management’s discussion and analysis (collectively, the “Meeting Materials”) by reporting issuers.

Under the notice-and-access system, reporting issuers are permitted to deliver the Meeting Materials by posting them on the System for Electronic Data Analysis and Retrieval (“SEDAR”) at www.sedar.com as well as a website other than SEDAR and sending a notice package (the “Notice Package”) to Shareholders that includes: (i) the relevant form of proxy or voting instruction form; (ii) basic information about the meeting and the matters to be voted on; (iii) instructions on how to obtain a paper copy of the Meeting Materials; and (iv) a plain-language explanation of how the notice-and-access system operates and how the Meeting Materials can be accessed online.

As described in the notice-and-access notification mailing to the Shareholders, Western has elected to deliver its Meeting Materials to registered shareholders and beneficial holders using the notice-and-access system. Therefore, the Notice Package will be sent via prepaid mail directly to non-objecting beneficial owners (“NOBOs”) and, indirectly, through intermediaries to the objecting beneficial owners (“OBOs”); Western is not assuming the cost of such delivery to OBOs. Registered shareholders and those beneficial holders with existing instructions on their account to receive printed materials will receive a printed copy of the Meeting Materials with the Notice Package. Western is not using a procedure known as “stratification” in relation to its use of notice-and-access. Stratification occurs when a reporting issuer, while using notice-and-access, also provides a paper copy of the management information circular to some of its shareholders with the notice package. In relation to the Meeting, all Shareholders will receive the required documentation under the notice-and-access system.

The Meeting Materials can be viewed online under Western’s profile on SEDAR at www.sedar.com and on the Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) at www.sec.gov/edgar or at Western’s website at www.western-uranium.com/annual-general-meetings.html. Shareholders may request paper copies of the Meeting Materials be sent to them by postal delivery at no cost. Requests for Meeting Materials may be made up to one year from the date the Circular was filed on SEDAR by emailing voteproxy@capitaltransferagency.com or by emailing the Company at ir@western-uranium.com. Shareholders who wish to receive paper copies of the Meeting Materials prior to the Meeting may request copies from Capital Transfer Agency ULC, the registrar and transfer agent for Western, by calling 1-844-499-4482 or by sending an email to voteproxy@capitaltransferagency.com no later than June 15, 2023.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the form of proxy for the Meeting were appointed by Management of the Company (the “Management Designees”). A REGISTERED SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY, TO REPRESENT HIM OR HER AT THE MEETING MAY DO SO by inserting such other person’s name in the blank space provided in the form of proxy and depositing the completed proxy with the Transfer Agent of the Company, Capital Transfer Agency ULC, 390 Bay Street, Suite 920, Toronto, Ontario M5H 2Y2. A proxy can be executed by the Shareholder or his attorney duly authorized in writing, or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized.

In addition to any other manner permitted by law, the proxy may be revoked before it is exercised by instrument in writing executed and delivered in the same manner as the proxy at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof at which the proxy is to be used or delivered to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof prior to the time of voting and upon either such occurrence, the proxy is revoked.

Please note that Shareholders who receive their Notice Package from Broadridge Investor Communication Solutions, Canada (“Broadridge”) must return the proxy forms, once voted, to Broadridge for the proxy to be dealt with.

DEPOSIT OF PROXY

ALL PROXIES TO BE USED AT THE MEETING MUST BE DEPOSITED WITH THE COMPANY’S TRANSFER AGENT, CAPITAL TRANSFER AGENCY ULC, NO LATER THAN 12:00 P.M. (local time in Toronto, Ontario) ON TUESDAY, JUNE 27, 2023. An envelope for the return of completed proxies is also being sent to registered Shareholders.

ADVICE TO BENEFICIAL SHAREHOLDERS

Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Shares owned by a person are registered either: (a) in the name of an intermediary (an “Intermediary”) that the non-registered holder deals with in respect of the Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant (a “Non-Registered Holder”). In accordance with the requirements of NI 54-101, the Company is distributing the Meeting Materials to Shareholders by posting Meeting Materials on its website at www.western-uranium.com/annual-general-meetings.html. The Meeting Materials will be available on the Company’s website on or about May 30, 2023 and will remain on the website for one full year. The Meeting Materials will also be available under Western’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar. The Company will only be mailing the Notice Package in connection with the Meeting. Intermediaries are required to forward the Notice Package to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive it. Very often, Intermediaries will use service companies to forward the Notice Package to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive the Notice Package will either:

a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the Non-Registered Holder but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

b)	be given a form of proxy which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”) which the Intermediary must follow. Typically, the Non-Registered Holder will also be given a page of instructions which contains a removable label containing a bar code and other information. In order for the form of proxy to validly constitute a Voting Instruction Form, the Non-Registered Holder must remove the label from the instructions and affix it to the Voting Instruction Form, properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Shares they beneficially own at the Meeting. Should a Non-Registered Holder who receives either form of proxy wish to vote at the Meeting in person, the Non-Registered Holder should strike out the persons named in the form of proxy and insert the Non-Registered Holder’s name in the blank space provided. Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

All references to shareholders in this Circular and the accompanying instrument of proxy and Notice of Meeting are to Shareholders of record unless specifically stated otherwise.

EXERCISE OF DISCRETION BY PROXIES

Shares represented by properly executed proxies in favour of the persons designated in the form of proxy will be voted on or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to the matters identified in the proxy.

Shares represented by properly executed proxies in favour of the persons designated in the form of proxy, provided for voting at the Meeting in the absence of any direction to the contrary, will be voted FOR the item of business as set out in the Notice of Meeting and as stated elsewhere in this Circular.

The form of proxy for the Meeting confers discretionary authority upon the persons named therein with respect to any amendment, variation or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. IF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS WHICH ARE NOT NOW KNOWN TO THE MANAGEMENT DESIGNEES SHOULD PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXIES HEREBY SOLICITED WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING SUCH PROXIES. As of the date of this Circular, Management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting.

EFFECTIVE DATE

The effective date of this Circular is May 24, 2023.

CURRENCY

Unless otherwise stated, all amounts expressed in this Circular are in United States Dollars.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each Shareholder of record will be entitled to one (1) vote for each Share held at the Meeting.

Shareholders of record of the Shares of the Company on the Record Date will be entitled either to attend the Meeting in person and vote Shares held by them at that Meeting or, provided an appropriately completed and executed proxy shall have been delivered to the Company as described herein, to attend and vote their Shares at the Meeting by proxy. However, if a holder of Shares of the Company has transferred any Shares after the Record Date and the transferee of such Shares establishes ownership thereof and makes a written demand, not later than ten (10) days before the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting, the transferee will be entitled to vote such Shares.

As of the Record Date, the authorized capital of the Company consisted of an unlimited number of common shares, of which 43,602,565 Shares were issued and outstanding as fully paid and non-assessable.

Holders of 10% or more of the Company’s Shares

To the knowledge of the directors and executive officers of the Company, the only persons or companies that beneficially own, or control or direct, Shares carrying 10% or more of the voting rights attached to all outstanding Shares of the Company as at the Record Date are:

Name of Shareholder	Number of Shares Held	Percentage of issued and outstanding Shares(1)
George Glasier	4,810,869	11.03%

Notes:

(1)	Based on the number of issued and outstanding Shares of the Company as at the Record Date.

Holders of 5% or more of the Company’s Shares

The following table sets forth information with respect to the beneficial ownership of Shares as of the Record Date by:

●	each person, or group of affiliated persons, known to the Company to beneficially own more than 5% of its outstanding Shares;

●	each of the Company’s directors and executive officers; and

●	all of the Company’s directors and executive officers as a group.

The amounts and percentages of Shares beneficially owned are reported on the basis of regulations of the U.S. Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. The information relating to the Company’s 5% beneficial owners is based on information the Company received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise set forth in the footnotes to the table below, the address of persons listed below is c/o Western Uranium & Vanadium Corp., 330 Bay Street, Suite 1400, Toronto, Ontario, Canada M5H 2S8. Unless otherwise indicated in the footnotes, each of the beneficial owners listed has, to the Company’s knowledge, sole voting and investment power with respect to the indicated securities.

Name of Beneficial Owner	Number of Securities(1)		Percentage of Outstanding Common Shares on a Partially Diluted Basis(2)
5% or Greater Shareholders
George Glasier	5,535,869	(3)	12.49%
Sahar and Brooke Benenson	3,820,100	(4)	8.60%

Directors and Named Executive Officers
George Glasier	5,535,869	(3)	12.49%
Bryan Murphy	1,001,017	(5)	2.25%
Andrew Wilder	875,000	(6)	1.97%
Robert Klein	913,358	(7)	2.05%

All current executive officers and directors as a group (4 persons)	8,325,244		17.70%

Notes:

(1)	Information obtained from the insider reports available under the Company’s profile on SEDI at www.sedi.ca and on EDGAR at www.sec.gov/edgar.

(2)	Based on 43,602,565 issued and outstanding Shares of the Company on the Record Date and, with respect to each individual holder, rights to acquire Shares exercisable within 60 days of the Record Date.

(3)	Consists of 4,810,869 Shares and 625,000 Shares issuable upon the exercise of stock options held by Mr. Glasier. Also includes 100,000 common shares issuable upon the exercise of stock options held by Mr. Glasier’s spouse, the beneficial ownership of which Mr. Glasier disclaims.

(4)	Consists of 2,545,800 common shares beneficially owned jointly by Mr. and Ms. Benenson, 474,300 common shares owned solely by Mr. Benenson, 650,000 common shares issuable upon the exercise of warrants beneficially owned by Mr. Benenson, and 150,000 common shares issuable upon the exercise of warrants beneficially owned by Ms. Benenson.

(5)	Consists of 13,517 common shares beneficially owned directly, 31,250 common shares beneficially owned indirectly through Magellan Limited, 31,250 common shares issuable upon the exercise of warrants beneficially owned indirectly through Magellan Limited, and 925,000 common shares issuable upon the exercise of stock options held by Mr. Murphy.

(6)	Consists of 875,000 Shares issuable upon the exercise of stock options held by Mr. Wilder.

(7)	Consists of 38,358 Shares and 875,000 Shares issuable upon the exercise of stock options held by Mr. Klein.

FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company for the financial year ended December 31, 2022 and the report of the auditor thereon (collectively, the “Financial Statements”) will be placed before Shareholders at the Meeting for their consideration. No formal action is expected to be taken at the Meeting to approve the Financial Statements. If any Shareholder has questions regarding the Financial Statements, such questions may be brought to the Management of the Company.

VOTES NECESSARY TO PASS RESOLUTIONS

A simple majority of affirmative votes cast at the Meeting is required to pass the resolutions described herein. If there are more nominees for election as directors than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled. If the number of nominees for election is equal to the number of vacancies to be filled, all such nominees who receive a simple majority of affirmative votes cast at the Meeting will be declared elected by acclamation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or executive officers of the Corporation since the commencement of the Company’s last completed financial year, and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting except as disclosed herein.

BUSINESS OF THE MEETING – MATTERS TO BE ACTED UPON

MATTER #1: RE-ELECTION OF DIRECTORS

The articles of incorporation, as amended, of the Company currently provide that the number of directors of the Company will be a minimum of three and a maximum of ten. The term of office of the current three directors expires at the Meeting. All of the current directors (namely, George E. Glasier, Bryan Murphy and Andrew Wilder) are nominated for re-election at the Meeting as Management’s nominees.

The persons named in the proxy for the Meeting, if not expressly directed otherwise in such proxy, intend to vote the Shares in respect of which they have been appointed proxyholder in favour of the election as directors of those persons listed below as nominees. Each director elected will hold office until the close of the next annual meeting of shareholders of the Company following his election unless his office is earlier vacated in accordance with the by-laws of the Company. Management recommends that Shareholders vote in favour of these nominees.

The Company’s Board of Directors (the “Board”) expects Management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. Management is expected to execute the Company’s business plan and to meet performance goals and objectives.

The following table sets out the name of each person proposed to be nominated by Management for election as a director, all other positions and offices with the Company and any significant affiliate now held by him, if any, his principal occupation or employment, the period or periods of service as a director of the Company and the approximate number of Shares of the Company beneficially owned by him directly or indirectly, by, or subject to control or direction of, such person as of the date of this Circular:

Name, Province/State of Residence, and Positions with the Company	Director since	Principal Occupation and Past Experience	Shares Beneficially Owned
George Glasier Colorado, USA Director, President & CEO, Member of the Audit Committee	November 2014	Cattle rancher. Previously Director, President, Founder and CEO of Energy Fuels Inc.	4,810,869
Bryan Murphy, ICD.D Ontario, CAN Director, Chairman of the Board, Member of the Audit Committee	January 2018	CFO of Biome Renewables Inc. and Founder of Magellan Limited	44,767
Andrew Wilder New York, USA Director, Chairman of the Audit Committee	November 2014	CEO Cross River Infrastructure Partners	Nil

Principal Occupation and Past Experience of Nominees

George Glasier, J.D., age 79, Director, President and Chief Executive Officer

Mr. Glasier has over forty years’ experience in the uranium industry in the United States, with extensive experience in sales and marketing; project development and permitting uranium processing facilities. He is the founder of Energy Fuels Inc. (Volcanic Metals Exploration Inc.) and served as its Chief Executive Officer and President from January 2006 to March 2010. He was responsible for assembling a first-class management team, acquiring a portfolio of uranium projects, and leading the successful permitting process that culminated in the licensing of the Piñon Ridge uranium mill; planned for construction in Western Montrose County, Colorado. Mr. Glasier began his career in the uranium industry in the late 1970’s with Energy Fuels Nuclear, Inc. (“EFN”); this company was led by the Bob Adams, uranium pioneer and a founder of the U.S. uranium industry. EFN became the largest uranium producer in the United States and built and operated the White Mesa Mill near Blanding, Utah. Mr. Glasier received his Juris Doctorate and Bachelor of Science/Business Administration from the University of Denver.

Bryan Murphy ICD.D, age 54, Chairman and Director

Mr. Murphy is Founder of Magellan Limited, an advisory firm focusing on providing strategic, M&A, and financial advisory services and currently serves as CFO and Head of Finance for Biome Renewables Inc., an early stage clean-tech company that is developing and commercializing critical energy technologies to enable the global energy transition. Formerly, Mr. Murphy was Co-Founder and Managing Partner of Quest Partners, a boutique investment bank that focuses on the provision of mid-market M&A, corporate finance, and business strategy services. In these capacities, Mr. Murphy has developed extensive international experience and relationships advising high-growth businesses across North America, Europe, and the Middle East. In the dozen years prior to Quest Partners, Mr. Murphy held senior management roles at Canadian Tire Corporation overseeing divisions and business lines. Additionally, Mr. Murphy was formerly a board member of Covenant House Toronto, one of Canada’s largest homeless youth agencies. Bryan has an Honours Bachelor of Arts in Business Administration majoring in Finance and an MBA with Distinction from the University of Western Ontario Richard Ivey School of Business. Bryan earned the ICD.D designation from the Rotman School of Management at the University of Toronto and the Institute of Corporate Directors in Toronto.

Andrew Wilder, age 52, Director

Andrew Wilder serves as a Director and the Chairman of the Audit Committee for Western, positions he has held since 2014. He is the Founder and the Chief Executive Officer of Cross River Infrastructure Partners, a platform designed to accelerate global sustainability through the development and construction of infrastructure projects deploying transformative industrial technologies.  Areas of focus include capturing and sequestering carbon emissions, generating green hydrogen and ammonia, generating clean power with advanced small modular nuclear reactors, and upcycling biowaste into renewable natural gas and alternative protein.  Mr. Wilder is also currently a Board Member for Bedford 2030, a community-based climate action non-profit organization for the Township of Bedford, New York.  In 2011, prior to launching Cross River Infrastructure Partners, Mr. Wilder founded and managed the Cross River Group, an advisory business providing capital and business development services to alternative asset managers and institutions.  In 2001, Mr. Wilder co-founded and served as Chief Operating and Chief Financial Officer for North Sound Capital LLC, an equity hedge fund manager with $3 billion peak assets under management.  Mr. Wilder’s prior career included serving as a Manager in the audit group of Deloitte. Mr. Wilder received the Chartered Accountant (Canada) designation, holds the CFA designation, and received an MBA from the University of Toronto and a BA from the University of Western Ontario.

Executive Officer Not Nominated to Serve as a Director

Robert Klein, age 57, Chief Financial Officer

Mr. Klein has served as the Company’s Chief Financial Officer since October 19, 2016. He is in charge of accounting and finance, and is closely involved in capital markets activities, corporate transactions, investor relations, public relations, and legal and compliance. Formerly, Mr. Klein served as Vice President-Finance and had leading roles in reporting, corporate transactions, and Western’s public listings on the CSE and OTCQX. Mr. Klein was formerly the Chief Operating Officer of Cross River Group and began his association with Western on an Operating Partner basis after the formation of Western’s predecessor company, Pinon Ridge Mining, LLC. Previously, Mr. Klein was a Managing Director at Analytical Research, an alternative investments research firm. He has a broad financial background derived from senior operating and investment roles with asset managers and through Exeter Analytics, a consulting firm he founded. Mr. Klein was formerly the CFO of Five Points Capital, a hedge fund spin-out from Soros Fund Management. After having begun his career in public accounting, Mr. Klein worked for Lehman Brothers, an investment bank, and William E. Simon & Sons, a merchant bank and private investment firm. Rob earned the Chartered Financial Analyst designation, received an M.B.A. from the Robert H. Smith School of Business at the University of Maryland and a B.S. in Accounting from George Mason University.

Family Relationships

There are no family relationships among the Company’s directors and executive officers.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, no nominee is, as at the date of this Circular, or has been in the last 10 years before the date of this Circular, a director, chief executive officer or chief financial officer of any company (including the Company) that, while that person was acting in that capacity,

(a)	was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

To the knowledge of the Company, no nominee:

(a)	is, as at the date of this Circular, or has been within the 10 years before the date of this Circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)	has, within 10 years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

Penalties or Sanctions

To the knowledge of the Company, none of the nominees has been subject to any penalties or sanctions imposed by a court relating to Canadian securities legislation or by a Canadian securities regulatory authority or have entered into a settlement agreement with a Canadian securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor making an investment decision.

Involvement of Officers and Directors in Certain Legal Proceedings

None of the Company’s officers or directors has filed for bankruptcy, been convicted in a criminal proceeding or been the subject of any order, judgment, or decree permanently, temporarily, or otherwise limiting activities (1) in connection with the sale or purchase of any security or commodity or in connection with any violation of U.S. federal or state securities laws or U.S. Federal commodities laws, (2) engaging in any type of business practice, or (3) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the U.S. Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity.

Election of Directors

At the Meeting, Shareholders of the Company will be asked to elect to the Board the three individuals nominated for election by Management (namely, George E. Glasier, Bryan Murphy, and Andrew Wilder).

Unless a proxy specifies that the Shares it represents are to be withheld from voting in favour of any of the candidates proposed above, the proxies named in the form of proxy intend to vote in favour of all the candidates proposed above.

MATTER #2: RE-APPOINTMENT OF AUDITOR

Shareholders of the Company will be asked to approve the reappointment of MNP LLP of Mississauga, Ontario as auditors of the Company to hold office until the next annual general meeting of the Company and will also propose that the Directors be authorized to fix the remuneration to be paid to the auditor. MNP LLP was first appointed as independent auditors of the Company at the July 18, 2014 shareholder meeting.

As this year’s Meeting is being held in Nucla, Colorado rather than Toronto, a representative of Western’s auditors is not expected to be present, or to make any statement or respond to any questions, at the Meeting.

Unless a proxy specifies that the Shares it represents are to be withheld from voting in favour of the appointment of MNP LLP as the auditor of the Company, the proxies named in the form of proxy intend to vote in favour of the re-appointment of MNP LLP as the auditor of the Company and the authorization of the Board to fix the remuneration paid to auditor.

MATTER #3: APPROVAL OF THE 2023 INCENTIVE STOCK OPTION PLAN

The Company has in place an Incentive Stock Option Plan dated October 1, 2021 which permits the grant of stock options to officers, directors, employees, consultants and others. That plan is a rolling 10% stock option plan or an “evergreen plan” as described in the version of Policy 6. Distributions & Corporate Finance of the Canadian Securities Exchange (the “CSE”) that took effect on April 3, 2023.

The Incentive Stock Option Plan was initially approved in 2008 by the shareholders of the predecessor corporation and it was amended by its shareholders in 2013. Western’s Board of Directors has amended the Incentive Stock Option Plan in 2015 and subsequently on October 1, 2021 to reflect certain corporate changes that have occurred since the last amendment made in 2015 (such as the Company’s commencement of trading on the OTCQX in 2016 and the new name of the Company adopted in 2018), to provide alternative methods for the administration of the Incentive Stock Option Plan by the Board of Directors, to allow cashless exercises of options, and to make certain additional housekeeping and clerical amendments. The Incentive Stock Option Plan dated October 1, 2021 has been filed under Western’s profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.

Effective April 3, 2023, the CSE has amended its policies and, among other things, added a new rule that the security based compensation arrangements, such as a rolling stock option plan, be approved by the shareholders of a company every three years. No such requirement was present in the prior version of the CSE policies and the shareholders of Western have not been asked to approve the Company’s stock option plan in the past three years. Therefore, the Company must obtain shareholder approval of its Incentive Stock Option Plan at the Meeting.

In addition to the amendment described above, the CSE policies now include certain requirements for the security based compensation arrangements of companies listed on the CSE. On May 24, 2023, the Board of Directors has amended the Incentive Stock Option Plan (the “2023 ISOP”) as follows: (a) to better reflect the new CSE requirements in the 2023 ISOP; (b) to provide that in the event of a change of control any unvested options shall vest immediately and any outstanding options to survive regardless of the optionee’s status with the Company following a change of control; (c) to provide that the expiry date of any stock option due to expire during a blackout period shall be automatically adjusted to the day that is the tenth trading day after the end of the blackout period; and (d) to make housekeeping and clerical amendments to the 2023 ISOP. Please refer to the Section of this Circular describing the 2023 Incentive Stock Option Plan for further details on the new provisions and amendments to the 2023 ISOP.

The purpose of the rolling 10% 2023 ISOP is to provide the Company with the means for instituting a share ownership incentive to attract and motivate directors, officers and employees and consultants of the Company and its subsidiaries, thereby advancing the Company’s interests and contributing to its long term goals by affording such persons with an opportunity to acquire an equity interest in the Company. As of the Record Date, the Company had 43,602,565 Shares outstanding. If shareholders approve the 2023 ISOP, using the number of Shares outstanding on the Record Date, 4,360,256 Shares will be reserved for issuance thereunder. As there are 4,098,000 options outstanding as at the date of this Circular, that would leave 262,256 Shares available for issuance of future stock options pursuant to the 2023 ISOP after receipt of shareholder approval. This number would be adjusted as the number of Shares changes as a result of increases or decreases to the number of issued and outstanding Shares and stock options, or as outstanding stock options, are exercised or are paid or settled.

If the 2023 ISOP is approved by the Company’s shareholders at the Meeting, all outstanding stock options would continue to be outstanding and in force, except that they would henceforth be governed by, and subject to the terms and conditions of, the 2023 ISOP. In accordance with the CSE Policies, the 2023 ISOP must be re-approved by the shareholders of the Company no later than June 29, 2026 being that date that is three years after the date of the Meeting. If the shareholders fail to approve the 2023 ISOP at the Meeting, the Company will not be able to grant any new stock options with the outstanding stock options to survive and be governed in accordance with their terms and conditions.

The 2023 ISOP is administered by the Board, which has full authority with respect to the granting of all stock options thereunder, subject to the requirements of the plan and the policies of the CSE. Stock options may be granted under the 2023 ISOP to such directors, officers, employees or consultants of the Company and its affiliates, if any, as the Board may from time to time designate.

Please refer to the Section of this Circular describing the 2023 Incentive Stock Option Plan for further details on the 2023 ISOP. That information is intended to be a brief description of the 2023 ISOP and is qualified in its entirety by the full text of the 2023 ISOP, which is reproduced in Schedule “C” of this Circular.

The Shareholders are asked to pass the following ordinary resolution (meaning a resolution passed by the majority of votes cast in person or by proxy at the Meeting) authorizing the approval of the 2023 ISOP:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.	the 2023 Incentive Stock Option Plan of the Company be approved;

2.	the Company is authorized to grant stock options, subject to the terms and conditions of the 2023 Incentive Stock Option Plan, entitling the recipients of such grants to purchase or otherwise receive up to such number of common shares of the Company as is equal to 10% of the total of the number of common shares outstanding, plus the maximum number of common shares that might possibly be issued under outstanding options, as calculated at the time of any grant;

3.	the Company must seek shareholder approval of the 2023 Incentive Stock Option Plan no later than June 29, 2026 and, if it fails to obtain such shareholder approval, no stock option shall be granted until the shareholders reapprove the 2023 Incentive Stock Option Plan or an amended version or a replacement of the same;

4.	any director or officer of the Company is hereby authorized to execute (whether under the corporate seal of the Company or otherwise) and deliver all such documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with such approval, the execution of any such document of the doing of any such other act or thing by any director or officer of the Company being conclusive evidence of such determination.”

Unless a proxy specifies that the Shares it represents are to be voted against or abstain on the approval of the 2023 Incentive Stock Option Plan, the proxies named in the form of proxy for the Meeting intend to vote in favour of approval of the 2023 Incentive Stock Option Plan.

The Board of Directors has determined that the 2023 Incentive Stock Option Plan is in the best interests of the Company and its shareholders and unanimously recommends that Shareholders vote “FOR” the resolutions ratifying, confirming and approving the 2023 Incentive Stock Option Plan. Management expects that the directors and senior officers of the Company will vote all Shares held by them in favour of the ratification, confirmation and approval of the 2023 Incentive Stock Option Plan.

MATTER #4: APPROVAL OF THE SHAREHOLDER RIGHTS PLAN

At the Meeting, the Shareholders will be asked to consider and vote to ratify, confirm and approve a shareholder rights plan (the “Shareholder Rights Plan”). The Board of Directors of the Company has adopted the Shareholder Rights Pla, which is designed to ensure the fair treatment of shareholders in connection with any take-over bid for the Company and to provide the Board of Directors and shareholders with sufficient time to fully consider any unsolicited takeover bid. The Shareholder Rights Plan also provides the Board of Directors with time to pursue, if appropriate, other alternatives to maximize shareholder value in the event of a takeover bid.

The Shareholder Rights Plan: (a) reduces the likelihood that any entity, person or group will gain control of the Company through open-market accumulation or other means without payment of an adequate control premium; (b) helps ensure that the Board has sufficient time to make informed, deliberate decisions that are in the best interests of the Company and all Western shareholders; (c) applies equally to all current and future shareholders of the Company; (d) was not adopted in response to any specific takeover bid or other proposal to acquire control of the Company; and (e) is not intended to deter offers that are fair and otherwise in the best interests of the Company’s shareholders.

Under the Shareholder Rights Plan, rights (the “Rights”) will be issued to holders of Common Shares at a rate of one Right for each Share outstanding on the date specified in the accompanying summary of the Shareholder Rights Plan, which appears at the front of the copy of the enclosed plan.

The Shareholder Rights Plan is contained in an agreement entered into with Capital Transfer Agency ULC, the Company’s transfer agent. A summary of the terms of the Shareholder Rights Plan is contained in Schedule “D” to this document. This summary is qualified in its entirety by the full text of the Shareholder Rights Plan, a copy of which is included in Schedule “E” hereto. A copy is also available to any shareholder upon written request by email to ir@western-uranium.com.

At the Meeting, the Shareholders will be asked to consider and, if thought appropriate, to approve and adopt the following ordinary resolution, ratifying the Shareholder Rights Plan:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION that:

1.	The shareholder rights plan containing the terms and conditions substantially as set forth in the shareholder rights plan agreement dated as of May 24, 2023, between the Company and Capital Transfer Agency ULC (the “Shareholder Rights Plan”), a copy of which has been presented at this Meeting, be and is hereby ratified, confirmed and approved;

2.	The actions of the directors and officers of the Company in adopting the Shareholder Rights Plan, in executing and delivering the Shareholder Rights Plan and in granting and issuing the rights arising under the Shareholder Rights Plan be and are hereby ratified, confirmed and approved; and

3.	Any one director or officer of the Company be and is hereby authorized and directed to perform all such acts, deeds and things and execute all such documents and other instruments as may be required to give effect to the intent of this resolution.”

If the Shareholder Rights Plan is not confirmed at the Meeting, then the Shareholder Rights Plan and all Rights issued thereunder will be of no further force and effect. The Board of Directors has not determined what further action, if any, it would take if the Shareholder Rights Plan is not confirmed at the Meeting.

Unless a proxy specifies that the Common Shares it represents are to be voted against or abstain on the approval of the Shareholder Rights Plan, the persons named in the form of proxy for the Meeting intend to vote the Shares represented by such proxy in favour of the Shareholder Rights Plan.

The Board of Directors has determined that the Shareholder Rights Plan is in the best interests of the Company and its shareholders and unanimously recommends that Shareholders vote “FOR” the resolutions ratifying, confirming and approving the Shareholder Rights Plan. Management expects that the directors and senior officers of the Company will vote all Shares held by them in favour of the ratification, confirmation and approval of the Shareholder Rights Plan.

MATTER #5: OTHER MATTERS COMING BEFORE THE MEETING

Management of the Company knows of no other matter to come before the Meeting other than as set forth above and in the Notice of Meeting. Should any other matters properly come before the Meeting, the Shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the person voting by proxy.

INFORMATION CONCERNING THE COMPANY

COMPENSATION OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

Basis of Reporting

The Company, originally named Western Uranium Corporation, was created on November 20, 2014 when Homeland Uranium Inc. changed its name subsequent to a reverse takeover of Homeland Uranium Inc. by Pinon Ridge Mining LLC. As part of that process, Homeland Uranium Inc. acquired 100% of the members’ interests of Pinon Ridge Mining LLC and subsequent to obtaining appropriate shareholder approvals, the Company reconstituted its Board and senior Management team. Homeland Uranium Inc. was a non-listed reporting issuer subject to the rules and regulations of the Ontario Securities Commission (the “OSC”). Concurrent with the reverse takeover, the Company completed a listing process on the Canadian Securities Exchange (the “CSE”).

In March 2015, Western and Black Range Minerals Limited (“Black Range”) entered into a definitive Merger Implementation Agreement, pursuant to which Western agreed to acquire all of the issued shares of Black Range by way of Scheme of Arrangement under the Australian Corporations Act 2001. On September 16, 2015, Western completed its takeover of Black Range, an Australian company that was listed on the Australian Securities Exchange until the acquisition was completed.

On May 23, 2016, the Company’s common shares were approved for the commencement of trading on the OTCQX Market under the symbol “WSTRF”, and thereafter became an SEC reporting company on June 27, 2016. In October 2018, the Company changed its name from Western Uranium Corporation to Western Uranium & Vanadium Corp.

Western’s common shares continue to trade on the CSE under the symbol “WUC”. As a result of the transition to an SEC reporting company, Western began presenting its consolidated financial statements in accordance with United States generally accepted accounting principles (U.S. GAAP), replacing the former International Financial Reporting Standards (IFRS) presentation.

Consequently, the disclosure in this section is being presented in accordance with both the rules of the SEC and the OSC. Thus, in order to comply with both regulatory regimes and conform to its financial statement presentation a reporting currency of U.S. dollars is utilized in all the tables.

Pursuant to NI 51-102, the Company is required to disclose all compensation for services rendered to the Company for its two most recently completed financial years in respect of the following: (i) the Chief Executive Officer (“CEO”), (ii) the Chief Financial Officer (“CFO”) and (iii) any other executive officer whose compensation in any of those years exceeded CAD$150,000 (together, “Named Executive Officers”), as well as directors. During the financial years ended on December 31, 2021 and December 31, 2022, the Company had two Named Executive Officers: George Glasier (President and CEO) and Robert Klein (CFO).

Total Compensation Excluding Compensation Securities

The table below sets out information concerning the compensation earned or awarded to the Company’s Named Executive Officers and Directors during the financial years ended December 31, 2021 and 2022.

Total of compensation excluding compensation securities
Name and position	Year	Salary, consulting fee, retainer or commission ($)	Bonus ($)	Committee or meeting fees ($)	Value of perquisites ($)	Value of all other compensation ($)(1)	Total compensation ($)
George Glasier, Chief Executive Officer, President and Director	2022 2021	250,000 220,000	50,000 Nil	Nil Nil	Nil Nil	364,190 Nil	664,190 220,000
Andrew Wilder, Director	2022 2021	17,696 19,147	Nil Nil	Nil Nil	Nil Nil	364,190 Nil	381,886 19,147
Robert Klein, Chief Financial Officer	2022 2021	150,000 150,000	15,000 50,000	Nil Nil	Nil Nil	364,190 Nil	529,190 200,000
Bryan Murphy, Chairman and Director	2022 2021	44,239 47,868	Nil Nil	Nil Nil	Nil Nil	364,190 Nil	408,429 47,868

Notes:

(1)	Value of all other compensation represents the aggregate value of the stock options issued to the director/officer.

Incentive Plan Awards

During the financial year ended December 31, 2021, the Company issued NIL stock options to its Named Executive Officers and Directors. The table below sets out information concerning the stock options issued to the Company’s Named Executive Officers and Directors during the financial year ended December 31, 2022.

Compensation Securities
Name and position	Type of compensation security	Number of compensation securities, number of underlying securities, and percentage of class	Date of issue or grant	Issue, conversion or exercise price (CAD$)	Closing price of security or underlying security on date of grant (CAD$)	Closing price of security or underlying security at year end December 31, 2022 (CAD$)	Expiry date
Andrew Wilder,	Stock Options	200,000	February 9, 2022	$1.76	$1.73	$1.18	February 9, 2027(1)
Director
Bryan Murphy,	Stock Options	200,000	February 9, 2022	$1.76	$1.73	$1.18	February 9, 2027(1)
Chairman and Director
Robert Klein,	Stock Options	200,000	February 9, 2022	$1.76	$1.73	$1.18	February 9, 2027(1)
CFO
George Glasier	Stock Options	200,000	February 9, 2022	$1.76	$1.73	$1.18	February 9, 2027(1)
CEO, President and Director
Andrew Wilder,	Stock Options	300,000	October 31, 2022	$1.60	$1.44	$1.18	October 31, 2027(2)
Director
Bryan Murphy,	Stock Options	300,000	October 31, 2022	$1.60	$1.44	$1.18	October 31, 2027(2)
Chairman and Director
Robert Klein,	Stock Options	300,000	October 31, 2022	$1.60	$1.44	$1.18	October 31, 2027(2)
CFO
George Glasier	Stock Options	300,000	October 31, 2022	$1.60	$1.44	$1.18	October 31, 2027(2)
CEO, President and Director

(1)	Each of these options have a five-year term, an exercise price of CAD $1.76 (US $1.30 as of December 31, 2022) and vested equally in thirds commencing initially on the date of grant and thereafter on April 1, 2022, and July 1, 2022.

(2)	Each of these options have a five-year term, an exercise price of CAD $1.60 (US $1.18 as of December 31, 2022) and vested equally in two installments beginning on the date of grant and thereafter on April 30, 2023.

Named Executive Officers and directors of the Company have exercised stock options or other compensation securities during the financial year ended December 31, 2022 as presented in the table below.

Exercise of Compensation Securities by Directors and NEOs Financial Year Ended December 31, 2022(1)
Name and position	Type of compensation security	Number of compensation securities exercised	Number of shares issued upon the exercise	Exercise price per security ($)	Date of exercise	Closing price of security on date of exercise (CAD$)	Difference between exercise price and closing price on date of exercise (CAD$)	Total value on each exercise date (CAD$)
George Glasier CEO, President and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Andrew Wilder Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Robert Klein CFO	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bryan Murphy Chairman and Director	Options	50,000	13,517(2)	1.37	December 8, 2022	1.23	0.14	12,300(3)

(1)	Except as otherwise noted, the amounts in this table are expressed in Canadian Dollars.

(2)	These shares were acquired through a cashless exercise of options whereby the shares listed in this column were issued at CA$1.37 per share, and the balance of exercised options were treated as surrendered in payment of the exercise premium.

(3)	This amount is expressed in U.S. Dollar and was calculated by multiplying the number of shares issued upon the cashless exercise with the closing price expressed in U.S. Dollars (i.e. US$1.00).

Employment, Consulting and Management Contracts

George Glasier

On February 8, 2017, the Company entered into an employment agreement with George Glasier, its Chief Executive Officer. The employment agreement automatically renews each year unless either party provides a 90-day advance written notice of their desire to not renew the agreement. The employment agreement provides for a base salary of $180,000 per year, the amount of which is subject to review by the board of directors at least annually, and the agreement also provides for a discretionary annual cash bonus to be determined by the Board. On May 30, 2019, the Board approved an addendum to Mr. Glasier’s employment agreement, increasing his annual salary from $180,000 to $220,000. In December 2021, the Board approved an increase to Mr. Glasier’s base salary from $220,000 to $250,000. Pursuant to the employment agreement, if the Company terminates the employment agreement without cause, or if a change of control occurs, the Company is required to pay to Mr. Glasier a lump sum payment equal to two and one-half times his annual base salary. The agreement defines “change of control” as follows: (a) a transaction or series of transactions whereby a person or a group becomes owner directly or indirectly of at least 50% of the securities of Western; (b) a transaction or series of transactions whereby the Company transfers all or substantially all its assets; and (c) a merger or a consolidation between Western and another entity whereby Western’s shareholders prior to such merger or consolidation own less than 80% of the voting shares of the surviving entity.

Robert Klein

On November 12, 2020, the Company entered into a new employment agreement with its Chief Financial Officer, Robert Klein. The agreement was effective as of October 1, 2020 and has an initial term that ended on September 30, 2021. The agreement will automatically renew for successive annual terms unless either party provides a 90-day advance written notice of their intention not to renew. The Agreement provides for a base salary of $150,000 per year, the amount of which is subject to review by the Board of Directors at least annually. Under the agreement, Mr. Klein is eligible to receive bonuses after the end of each calendar year or earlier in the discretion of the Board, and a bonus will also be considered upon the closing of a strategic transaction by the Company. The agreement provides that Mr. Klein is eligible to participate generally in any employee benefit plan of the Company or its affiliates and to receive annual stock option grants under the Company’s incentive stock option plan in amounts to be determined and approved by the Board.

Bryan Murphy

Bryan Murphy provides his services as director and member of the Audit Committee of the Company through Magellan Limited (a company owned and controlled by Mr. Murphy) as per a director compensation and indemnification agreement between the Company and Magellan Limited entered into on January 31, 2018. The monthly compensation paid by the Company to Mr. Murphy for his services as director, member of the Audit Committee, and Chairman is CAD$5,000 plus HST.

Andrew Wilder

The monthly compensation paid by the Company to Mr. Wilder for his services as director and member of the Audit Committee of the Company is the U.S. equivalent of CAD$2,000. Mr. Wilder and the Company did not enter into a Director Compensation Agreement.

Summary of 2023 Incentive Stock Option Plan

 The purpose of the 2023 ISOP is to attract, retain and motivate directors, management, staff and consultants by providing them with the opportunity, through stock options, to acquire a proprietary interest in the Company and benefit from its growth.

The 2023 ISOP provides that the aggregate number of Shares for which stock options may be granted will not exceed 10% of the issued and outstanding Shares at the time stock options are granted. At December 31, 2022, a total of 43,602, 565 Shares were outstanding, and at that date the maximum number of stock options eligible for issuance was 4,360,257. As at the date of this Circular, there are 4,098,000 stock options outstanding, each option entitling the option-holder to purchase one common share of the Company, as follows:

Number of Options	Exercise Price	Expiration Date
50,000	C$1.00	December 31, 2023
983,000(1)	C$2.15	September 24, 2023
500,000(1)	C$1.03	January 6, 2025
900,000(1)	C$1.76	February 9, 2027
1,665,000(2)	C$1.60	October 31, 2027

(1)	These options expire in three equal tranches with the first expiration date being noted in the last column of the table.

(2)	These options expire in two equal tranches with the first expiration date being noted in the last column of the table.

 A stock option exercise price shall not be less than the most recent share issuance price, and the maximum term calculated from the vesting date is five years. There are no specific vesting provisions under the Plan and options are non-assignable and non-transferable. The 2023 ISOP provides that if an optionee’s employment is terminated for any reason, or if the service of a director, senior executive or consultant of the Company who is an optionee is terminated, any vested stock option of such optionee may be exercised during a period of 90 days following the date of termination of such employment or service, as the case may be. In the case of an optionee’s death, any vested stock option of such optionee at the time of death may be exercised by his or her heirs or legatees or their liquidator during a period of one year following such optionee’s death.

The total number of Shares issuable to any one person during a 12-month period may not exceed ten percent (10%) of the total number of common shares issued and outstanding. In addition, no person may be granted a number of options that would exceed five percent (5%) of the total number of common shares issued and outstanding at the time of the grant. In any 12-month period, no options exercisable for more than 2% of the Company’s issued and outstanding Shares may be awarded to persons engaged by the Company to conduct investor relations activities. If options are terminated, lapse or are exercised under the 2023 ISOP, the associated Shares become available again and new options may be granted in respect thereof in accordance with the provisions of the Plan.

An optionee may elect to exercise any option by paying the exercise price in full or through a cashless exercise whereby the Company receives no cash payment at exercise and the option-holder receives only a number of Shares equal to the in-the-money value of the Shares underlying the options (by reference to the volume weighted average trading price of those Shares for the 20 trading days before exercise). In addition, the Board may arrange, in its sole discretion, a broker-assisted cashless exercise program whereby the optionee may elect to exercise any option: (a)by receiving an amount equal to the cash proceeds realized upon the sale of the Shares underlying the options less the aggregate exercise price; (b) by receiving a number of Shares that is equal to the number of Shares underlying the options minus the number of Shares sold by the broker; or (c) a combination of (a) and (b). As of the date hereof, no such program was implemented by the Board.

Effective April 3, 2023, the CSE has amended its policies which included updates to the rules governing the security-based compensation arrangements such as the 2023 ISOP. On May 24, 2023, the Board of Directors has amended the 2023 ISOP to reflect the new CSE requirements and to provide that in the event of a “change of control” any unvested options shall vest immediately, and any outstanding options shall remain outstanding for the entire period regardless of the optionee’s status with the Company following the change of control. The 2023 ISOP defines “change of control” as follows: (a) a transaction or series of transactions whereby a person or a group becomes the beneficial owner, directly or indirectly, of at least 20% of Western’s outstanding shares; (b) a transaction or series of transactions whereby the Company transfers all or substantially all its assets; and (c) a merger or a consolidation between western and another entity whereby Western’s shareholders prior to such merger or consolidation own less than 80% of the voting shares of the surviving entity. The Board of Directors has also added a new section providing that the expiry date of any outstanding option due to expire during a blackout period shall be automatically adjusted to expire on the tenth trading day after the end of the blackout period. In addition, the Board of Directors made certain housekeeping and clerical amendments to the 2023 ISOP.

The Board may make any amendment to the 2023 ISOP, without shareholder approval, except an increase in the number of common shares reserved for issue under the Plan or a reduction of an option exercise price. Subject to any applicable rules (including CSE policies), the terms of any existing option may not be altered, suspended or discontinued without the consent in writing of the Optionee.

Stock Options Granted and Outstanding

A total of 2,565,000 stock options have been granted during the financial year ended December 31, 2022. A total of 50,000 stock options were exercised pursuant to a cashless exercise during that financial year. The following table shows the number of stock options outstanding as of December 31, 2022, as well as the number of stock options available for future issuances as of the same date.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders*	4,306,334	$CAD1.24	53,922
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	4,306,334	$CAD1.24	53,922

*	As of December 31, 2022.

Outstanding Equity Awards at Fiscal Year-End

The disclosure under this “Outstanding Equity Awards at Fiscal Year-End” section is made pursuant to the SEC rules. The following table sets forth unexercised options, unvested stock and equity incentive plan awards outstanding for the Company’s Named Executive Officers as of December 31, 2022.

Outstanding Option Awards at Fiscal Year-End for 2022

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price (CAD)	Option expiration date
George Glasier	66,667*	Nil	$1.60	03/31/2023
	125,000**	Nil	$1.03	01/06/2025
	200,000**	Nil	$1.76	02/09/2027
	300,000**	Nil	$1.60	10/31/2027
Robert Klein	66,667*	Nil	$1.60	03/31/2023
	250,000**	Nil	$2.15	9/24/2023
	125,000**	Nil	$1.03	01/06/2025
	200,000**	Nil	$1.76	02/09/2027
	300,000**	Nil	$1.60	10/31/2027

*	These options expired on March 31, 2023.

**	These options expire in three equal tranches with the first expiration date being noted in the last column of the table.

Outstanding Stock Awards at Fiscal Year-End for 2022

None.

Director Compensation

The following tables set forth a summary of the compensation earned by each director who is not a Named Executive Officer and who served on the Board during the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Andrew Wilder(1)	$17,696	Nil	$364,190	$381,886
Bryan Murphy(2)	$44,239	Nil	$364,190	$408,429

(1)	Mr. Wilder is paid a CAD $2,000 monthly fee for his services as a Director. During the year ended December 31, 2022, the Company incurred USD17,696 in director fees for Mr. Wilder’s services.
(2)	Mr. Murphy is paid a CAD $5,000 monthly fee for his services as Chairman and Director. During the year ended December 31, 2022, the Company incurred USD 44,239 in director fees for Mr. Murphy’s services.

CORPORATE GOVERNANCE DISCLOSURE

Corporate governance refers to the policies and structure of the board of directors of a company, whose members are elected by and accountable to the shareholders of the Company. Corporate governance encourages establishing a reasonable degree of independence of the board of directors from executive management and the adoption of policies to ensure the board of directors recognizes the principles of good management. The Board believes that good corporate governance improves corporate performance and benefits all Shareholders and is committed to sound corporate governance practices.

The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 – Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 – Disclosure of Corporate Governance Practices, which prescribes certain disclosure by the Company of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with Form 58-101F2 – Corporate Governance Disclosure.

Director Independence

The Board of the Company facilitates its exercise of independent supervision over Management by ensuring representation on the Board by directors who are independent of Management and by promoting frequent interaction and feedback.

Directors are considered to be independent if they have no direct or indirect material relationship with the Company. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a director’s independent judgment.

The Company’s Board currently consists of three directors. Among this group, Bryan Murphy and Andrew Wilder are independent Directors based upon the tests for independence set forth in National Instrument 52-110 – Audit Committees (“NI 52-110”).

SEC rules require a separate determination of independence of the Company’s directors based on the definition of independence of a U.S. national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board be independent. Because the Company’s common shares are not currently listed on a national securities exchange, it currently uses the definition in Nasdaq Listing Rule 5605(a)(2) for determining director independence, in accordance with SEC rules. Under that definition, Bryan Murphy and Andrew Wilder would be considered independent directors. Mr. Murphy and Mr. Wilder would also be considered independent directors under Rule 5605(c)(2)’s provisions relating to audit committee composition.

Directorships

None of the directors of the Company serves on the board of directors of any other reporting issuer.

Compensation Principles

The main objective of the Company’s executive compensation program is to ensure that executive compensation is fair and reasonable, rewards directors and Management’s performance, and is successful in attracting and retaining experienced executives. The Company’s compensation program is based on the principle that the compensation should be aligned with the short, medium and long-term interests of Company’s Shareholders. The Company’s compensation program also recognizes that the various components thereof must be sufficiently flexible to adapt to unpredictable developments in the uranium and vanadium markets.

The Company’s executive compensation program is comprised of three primary components: (a) base salary; (b) a short-term incentive plan, which includes the potential for cash bonuses; and (iii) a long-term incentive plan, which consists of grants of stock options. The Board does not have a compensation committee and executive compensation is determined by the Board as a whole. In determining the executive compensation, the Board bears in mind the nature of the Company and scope of its operations, the small number of executive officers and the financial health of the Company.

The base salary of each executive is reviewed and evaluated by the Board based on the principles, objectives, criteria and processes outlined above. Upon the Company’s listing on the CSE, the Board established a compensation of CAD$2,000 per quarter for each director who is not otherwise remunerated by the Company. That compensation was subsequently increased to CAD$2,000 per month for those directors who are not serving as Chairman or are not otherwise remunerated by the Company.

The Company entered into an employment agreement with its CEO at the beginning of 2017. At the request of the Board, the CEO’s employment agreement was prepared by a large regional law firm in the US with a well-regarded employment law practice. That Denver headquartered firm conducted a survey of comparable mining companies with assets in Colorado to derive both compensation and employment provisions. The resulting proposed agreement was presented to the Board and, after slight modification, was presented to the CEO. The employment agreement provides for a base salary of $180,000 per year, the amount of which is subject to review by the board of directors at least annually. On May 30, 2019, the Board of Directors approved an addendum to Mr. Glasier’s employment agreement, increasing his annual salary from $180,000 to $220,000, and in December 2022 the Board increased his annual salary from $220,000 to $250,000. A $50,000 bonus was awarded in the 2022 financial year.

In November 2020, the Company entered into a new employment agreement with its CFO. That agreement has similar general terms and conditions to the CEO employment agreement, although certain key terms are different (for details on the CEO and CFO employment agreements, please refer to section “Employment, Consulting and Management Contracts” of this Circular). A short-term incentive award, if any, in the form of a cash bonus may be awarded by the Board based on the principles, objectives, criteria and processes outlined above. A $15,000 bonus was awarded in the 2022 financial year.

With regard to long-term incentives, the Company has a stock option plan which permits the granting of options to purchase common shares to directors, officers, employees and consultants of the Company. The stock option plan was approved by the Shareholders of the Company and is administered by the Board. The amount of options to be granted to an executive is determined by the Board based on the principles, objectives, criteria and processes outlined above. After granting no stock option in the preceding financial year, the Board granted an aggregate of 1,000,000 stock options to the Company’s executives during the 2022 financial year.

The Company’s executive compensation program has allowed the Company to attract and retain a team of motivated executives who are working towards the common goal of enhancing the Company’s value. The Board will periodically review the executive compensation program to ensure that the resulting compensation remains consistent with the performance of the Company.

Board Leadership Structure and Role in Risk Oversight

The Board as a whole is responsible for risk oversight for the Company. The Company’s executive officers address and discuss with the Board the Company’s risks and the manner in which the Company manages or mitigates such risks. While the Board has the ultimate responsibility for the Company’s risk oversight, the Board works in conjunction with its audit committee (the “Audit Committee”) on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Company does not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with the Company’s compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Company’s strategies and objectives, and it oversees risks associated with the Company’s Code of Ethics.

The Company’s leadership structure is enhanced by having two separate individuals serving as CEO and Chairman of the Board. The Company believes that such a structure allows for a more effective monitoring and objective evaluation of the performance of Management.

Orientation and Continuing Education

The Company does not currently have a formal orientation program for new directors. The Board’s continuing education is typically derived from correspondence with the Company’s auditors, solicitors, and other advisers to remain up to date with the relevant corporate and securities law matters.

Ethical Business Conduct

The Board adopted a written Code of Ethics on September 12, 2015. The role of the Board is to oversee the conduct of the Company’s business, to set corporate policy and to supervise Management, which is responsible for the day-to-day conduct of business. However, given the size of the Company, all material transactions are addressed at Board level.

Insider Trading Policy

The Company has adopted a Disclosure, Confidentiality and Insider Trading Policy setting forth policies and procedures governing the purchase, sale, and other dispositions of the Company’s securities by directors, officers and employees, or by the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the policy has been filed with the SEC as an exhibit to the Company’s most recent Form 10-K annual report.

Nomination of Directors

Because of the Company’s relatively small size, the Company does not have a standing nominating committee. Directors are nominated by the Board, which considers individual director qualifications as a whole. The Board believes that this is a practical approach at this stage of the Company’s development and given the size of the Board. While there are no specific criteria for Board membership, the Company attempts to attract and maintain directors with business acumen and a deep knowledge of mineral exploration and development or other areas such as accounting and finance, capital raising and project development which would assist in guiding the Company’s officers in the performance of their roles.

Pension Plan Benefits

There is no pension plan benefit for any Named Executive Officer or executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries.

Attendance of Directors at Meetings

Twelve (12) meetings of the Board were held in 2022, and all directors attended all such meetings either in person or by electronic means. The Company does not have a policy regarding attendance of directors at shareholder meetings. All those who were directors at the time attended, either in person or by electronic means, the Company’s last annual general meeting held on June 28, 2022. This year, all current directors have indicated that they intend to attend the Meeting by electronic means if not able to attend in person.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, nominee for election as a director, executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries, or any of their associates or other member of Management of the Company, was indebted to the Company at any time since the beginning of the most recently completed financial year or as at the date hereof.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed in this Circular, no director or officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company since the commencement of the most recent completed financial year.

The following disclosure is provided in accordance with SEC rules requiring disclosure regarding transactions with related persons:

Prior to the acquisition of Black Range, Mr. George Glasier, the Company’s CEO, who is also a director of the Company (“Seller”), transferred his interest in a former joint venture with Ablation Technologies, LLC to Black Range. In connection with the transfer, Black Range issued 25 million Black Range common shares to Seller and committed to pay AUD $500,000 (USD $340,252 as of December 31, 2022) to Seller within 60 days of the first commercial application of the kinetic separation technology. Western assumed this contingent payment obligation in connection with the acquisition of Black Range. At the date of the acquisition of Black Range, this contingent obligation was determined to be probable. Since the deferred contingent consideration obligation is probable and the amount is estimable, the Company recorded the deferred contingent consideration as an assumed liability in the amount of $340,252 and $362,794 as of December 31, 2022 and December 31, 2021, respectively.

The Company has multiple lease arrangements with Silver Hawk Ltd., an entity which is owned by George Glasier and his wife Kathleen Glasier. These leases, which are all on a month-to-month basis, are for the Company’s rental of office, workshop, warehouse and employee housing facilities. The Company incurred rent expense of $55,198 and $34,427 in connection with these arrangements for the years ended December 31, 2022 and 2021, respectively.

AUDIT COMMITTEE

The Board and the Audit Committee reviewed a report from the auditor, MNP LLP, and met by conference telephone call with the Company’s CFO before approving the release of the 2022 annual audited financial statements.

Audit Committee Charter

The full text of the Company’s Audit Committee Charter is set out in Schedule “A” hereto.

Composition of the Audit Committee

NI 52-110 requires the Company, as a venture issuer, to disclose in its Circular certain information concerning the constitution of the Audit Committee and the relationship with its independent auditor.

Western has established a separately designated audit committee of the Board consisting of Andrew Wilder, George Glasier and Bryan Murphy, with Mr. Wilder being the Chair of the Audit Committee. Western’s audit committee is responsible for oversight of audits, corporate governance, board nominations, and executive compensation. The Board has determined that one of its members, Andrew Wilder, who served until October 2016 as Western’s CFO, qualifies as an “audit committee financial expert”, as defined by the SEC. As defined in NI 52-110, Bryan Murphy and Andrew Wilder are independent members of the Audit Committee. All current members of the Audit Committee are considered to be financially literate.

Mr. Wilder is the Founder and the Chief Executive Officer of Cross River Infrastructure Partners, a platform designed to accelerate global sustainability through the development and construction of infrastructure projects deploying transformative industrial technologies.  Areas of focus include capturing and sequestering carbon emissions, generating green hydrogen and ammonia, generating clean power with advanced small modular nuclear reactors, and upcycling biowaste into renewable natural gas and alternative protein.  Mr. Wilder is also currently a Board Member for Bedford 2030, a community-based climate action non-profit organization for the Township of Bedford, New York.  In 2011, prior to launching Cross River Infrastructure Partners, Mr. Wilder founded and managed the Cross River Group, an advisory business providing capital and business development services to alternative asset managers and institutions.  In 2001, Mr. Wilder co-founded and served as Chief Operating and Chief Financial Officer for North Sound Capital LLC, an equity hedge fund manager with $3 billion peak assets under management.  Mr. Wilder’s prior career included serving as a Manager in the audit group of Deloitte. Mr. Wilder received the Chartered Accountant (Canada) designation, holds the CFA designation, and received an MBA from the University of Toronto and a BA from the University of Western Ontario.

Bryan Murphy is Founder of Magellan Limited, an advisory firm focusing on providing strategic, M&A, and financial advisory services and currently serves as CFO and Head of Finance for Biome Renewables Inc., an early stage clean-tech company that is developing and commercializing critical energy technologies to enable the global energy transition. Formerly, Mr. Murphy was Co-Founder and Managing Partner of Quest Partners, a boutique investment bank that focuses on the provision of mid-market M&A, corporate finance, and business strategy services. In these capacities, Mr. Murphy has developed extensive international experience and relationships advising high-growth businesses across North America, Europe, and the Middle East. In the dozen years prior to Quest Partners, Mr. Murphy held senior management roles at Canadian Tire Corporation overseeing divisions and business lines. Additionally, Mr. Murphy was formerly a board member of Covenant House Toronto, one of Canada’s largest homeless youth agencies. Bryan has an Honours Bachelor of Arts in Business Administration majoring in Finance and an MBA with Distinction from the University of Western Ontario Richard Ivey School of Business. Bryan earned the ICD.D designation from the Rotman School of Management at the University of Toronto and the Institute of Corporate Directors in Toronto.

Mr. Glasier has over forty years’ experience in the uranium industry in the United States, with extensive experience in sales and marketing; project development and permitting uranium processing facilities. He is the founder of Energy Fuels Inc. (Volcanic Metals Exploration Inc.) and served as its Chief Executive Officer and President from January 2006 to March 2010. He was responsible for assembling a first-class management team, acquiring a portfolio of uranium projects, and leading the successful permitting process that culminated in the licensing of the Piñon Ridge uranium mill; planned for construction in Western Montrose County, Colorado. Mr. Glasier began his career in the uranium industry in the late 1970’s with Energy Fuels Nuclear, Inc. (“EFN”); this company was led by the Bob Adams, uranium pioneer and a founder of the U.S. uranium industry. EFN became the largest uranium producer in the United States and built and operated the White Mesa Mill near Blanding, Utah. Mr. Glasier received his Juris Doctorate and Bachelor of Science/Business Administration from the University of Denver.

Audit Committee Oversight

There have been no recommendations of the Audit Committee, since the commencement of the Company’s most recently completed financial year, which the Board has not adopted.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services.

Report of the Audit Committee

As required under the SEC rules, the report of the Audit Committee for the financial year ended December 31, 2022 is attached hereto as Schedule “B” to this Circular.

 External Auditor Services Fees

The following table sets forth the aggregate fees billed by MNP LLP, the Company’s independent registered accounting firm for the fiscal years ended December 31, 2021 and December 31, 2022. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described in the table below.

	2021		2022
Audit fees(1)		$71,804		$86,841
Audit-related fees(2)		$15,158	$	Nil
Tax fees(3)		$12,446		$12,665
All other fees(4)	$	Nil	$	Nil
Total fees		$99,408		$99,506

Notes:

(1)	Consist of fees billed for professional services rendered for the audit of the consolidated financial statements and review of the quarterly interim consolidated financial statements.

(2)	There were no fees billed by MNP LLP for professional services rendered for audit-related services for the year ended December 31, 2022.

(3)	Consists of tax preparation and tax advisory fees.

(4)	There were no fees billed by MNP LLP for professional services rendered for other compliance purposes for the years ended December 31, 2021 and 2022.

The Company’s Board has established pre-approval policies and procedures, pursuant to which the Board approved the foregoing audit and audit-related services provided by MNP LLP in 2022 and 2021 consistent with the Board’s responsibility for engaging Western’s independent auditors. The Board also considered whether the non-audit services rendered by the Company’s independent registered public accounting firm are compatible with an auditor maintaining independence. The Board has determined that the rendering of such services is compatible with MNP LLP maintaining its independence.

AUDITORS, TRANSFER AGENT AND REGISTRAR

The Company’s current auditor is MNP LLP, 50 Burnhamthorpe Road West, Suite 900, Mississauga, ON L5B 3C2.

Capital Transfer Agency ULC, 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2, has been appointed as the Company’s registrar and transfer agent.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Pursuant to the SEC’s Rule 14a-8, Shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s next meeting of shareholders. To be eligible for inclusion in the management information circular for the Company’s 2023 annual general meeting, your proposal must be received by the Company no later than 120 days before May 24, 2024 (one year after the date of this Circular) and must otherwise comply with Rule 14a-8. While the Company’s Board will consider shareholder proposals, the Company reserves the right to omit from its proxy statement relating to its 2022 meeting shareholder proposals that the Company is not required to include under applicable law, including Rule 14a-8.

Any Shareholder wishing to deliver such proposals or otherwise communicate with members of the Board may send their communications to the Chairman of the Board at 330 Bay Street, Suite 1400, Toronto, Ontario M5H 2S8.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) is being provided to Shareholders on the Company’s website www.western-uranium.com/annual-general-meetings.html and serves as the Annual Report to security holders required to be delivered pursuant to SEC’s Rule 14a-3(b).

ADDITIONAL INFORMATION

Additional information concerning the Company can be obtained from www.sedar.com, on the SEC website at www.sec.gov/edgar, and on the CSE website at www.thecse.com. Shareholders of the Company may contact the Company to request copies of the Company’s financial statements and Management’s Discussion and Analysis. Financial information is provided in the Company’s financial statements and Management’s Discussion and Analysis for the year ended December 31, 2022.

APPROVAL OF DIRECTORS

The Circular and the distribution and mailing of same to Shareholders have been approved by the Board of the Company.

DATED the 24th day of May 2023.

BY ORDER OF THE BOARD OF DIRECTORS

“George Glasier”

George Glasier
President and Chief Executive Officer

Schedule “A”

 WESTERN URANIUM & VANADIUM CORP.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.	PURPOSE AND PRIMARY RESPONSIBILITY

1.1  This Charter sets out the Audit Committee’s purpose, composition, member qualification, member appointment and removal, responsibilities, operations, manner of reporting to the Board of Directors (the “Board”) of Western Uranium & Vanadium Corp. and its subsidiaries (the “Company”), annual evaluation and compliance with this Charter.

1.2  The primary responsibility of the Audit Committee is for oversight of the Company’s financial reporting process, on behalf of the Board. This includes oversight responsibility for financial reporting and continuous disclosure, oversight of external audit activities, oversight of financial risk and financial management control, and oversight responsibility for compliance with applicable laws in the area of financial reporting, as well as complaint procedures. The Audit Committee is also responsible for other matters as set out in this charter or as may be directed by the Board from time to time.

2.	MEMBERSHIP

2.1  Each member of the Audit Committee must be a Director of the Company.

2.2  The Audit Committee will consist of at least three members, all of whom shall be financially literate. An Audit Committee member who is not financially literate may be appointed to the Audit Committee, provided the member becomes financially literate within a reasonable period of time following his or her appointment.

2.3  The members of the Audit Committee will be appointed annually (and from time to time thereafter to fill vacancies on the Audit Committee) by the Board. An Audit Committee member may be removed or replaced at any time at the discretion of the Board.

3.	AUTHORITY

3.1  The Audit Committee shall have the resources and authority to carry out the duties and responsibilities included in this Charter, including the authority to:

a)	engage, and set the compensation for, external counsel and other advisors as it determines necessary to carry out its duties and responsibilities and any such consultants or professional advisors retained by the Audit Committee will report directly to the Audit Committee;

b)	communicate directly with management and any internal auditor, and with the external auditor without management involvement; and

c)	incur ordinary administrative expenses that are necessary or appropriate in carrying out its duties, such expenses to be paid for by the Company.

4.	DUTIES AND RESPONSIBILITIES

4.1  The duties and responsibilities of the Audit Committee include responsibility to:

Oversight of the External Auditor

(a)	recommend to the Board the external auditor to be nominated by the Board;

(b)	recommend to the Board the compensation of the external auditor, to be paid by the Company, in connection with (i) preparing and issuing the audit report on the Company’s financial statements, and (ii) performing other audit, review or attestation services;

(c)	review the external auditor’s annual audit plan, fee schedule and any related services proposals (including meeting with the external auditor to discuss any deviations from or changes to the original audit plan, as well as to ensure that no management restrictions have been placed on the scope and extent of the audit examinations by the external auditor or the reporting of their findings to the Audit Committee);

(d)	oversee the work of the external auditor;

(e)	evaluate and report to the Board with regard to the independence and performance of the external auditors, including an evaluation of the lead partner, consideration of a rotation of the lead partner of the external auditor and the audit firm itself and, if necessary, make recommendations to the Board to take additional action to satisfy itself of the qualifications, performance and independence of the external auditor;

(f)	review and discuss with management and the external auditor the external auditor’s written communications to the Audit Committee in accordance with generally accepted auditing standards and other applicable regulatory requirements arising from the annual audit and quarterly review engagements;

(g)	resolve disputes between management and the external auditor regarding financial reporting;

(h)	review and discuss with management and the external auditor major issues regarding accounting principles and financial statement presentation, including any significant changes in the selection or application of accounting principles to be observed in the preparation of the financial statements of the Company and its subsidiaries;

Financial Reporting

(i)	review and discuss with management and the external auditor the annual audited and quarterly unaudited financial statements and related Management Discussion and Analysis (“MD&A”), including the appropriateness of the Company’s accounting policies, disclosures (including material transactions with related parties), reserves, key estimates and judgements (including changes or variations thereto) and obtaining reasonable assurance that the financial statements are presented fairly in accordance with GAAP and the MD&A is in compliance with appropriate regulatory requirements;

(j)	review and discuss with management and the external auditor all press releases containing financial information based on the Company’s financial statements, as well as financial information and earnings guidance provided to analysts and rating agencies prior to such information being disclosed indicating in the disclosure that the Audit Committee reviewed the disclosure and releasing where feasible any earning releases concurrently with the filing of the quarterly or annual financial statements;

(k)	report on and recommend to the Board the approval of the annual financial statements and the external auditor’s report on those financial statements, the quarterly unaudited financial statements, and the related MD&A and press releases for such financial statements, prior to the dissemination of these documents to shareholders, regulators, analysts and the public;

(l)	satisfy itself on a regular basis through reports from management and related reports, if any, from the external auditors, that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements, that such information is fairly presented;

(m)	satisfy itself that management has developed and implemented a system to ensure that the Company meets its continuous disclosure obligations through the receipt of regular reports from management and the Company’s legal advisors on the functioning of the disclosure compliance system (including any significant instances of non-compliance with such system), in order to satisfy itself that such system may be reasonably relied upon;

(n)	oversee compliance with regulatory authority requirements for disclosure of external auditor services and Audit Committee activities;

(o)	review and discuss such other relevant public disclosures containing financial information as the Committee may consider necessary or appropriate;

Internal Controls over Financial Reporting and Disclosure Controls

(p)	oversee the adequacy of the Company’s system of internal accounting controls and obtain from management and the external auditor summaries and recommendations for improvement of such internal controls and processes, together with reviewing management’s remediation of identified weaknesses;

(q)	review and monitor the processes in place to identify and manage the principal risks that could impact the financial reporting of the Company, assess the effectiveness of the over-all process for identifying principal business risks and report thereon to the Board;

(r)	review activities, organizational structure, and qualifications of the Chief Financial Officer (“CFO”) and employees in the financial reporting area and ensuring that matters related to succession planning within the Company are raised for consideration at the Board;

(s)	review and discuss with management the disclosure controls relating to the Company’s public disclosure of financial information, including information extracted or derived from financial statements and assess the adequacy of such procedures;

(t)	review the effectiveness of the Company’s internal and disclosure control procedures including information gathering systems in order to assess the adequacy of these procedures which the Company has implemented to support financial reporting;

(u)	inquire as to major internal control weaknesses identified by the auditors, the Company or by external party and the effectiveness of management to correct these problems;

Complaint Procedures

(v)	establish procedures for the receipt, retention and treatment of complaints received by the Company from employees and others regarding accounting, internal accounting controls or auditing matters and questionable practices relating thereto and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

Other

(w)	review the external auditor’s report to the shareholders on the Company’s annual financial statements; and

(x)	review and approve the Company’s hiring policies with respect to partners or employees (or former partners or employees) of either a former or the present external auditor.

4.2  In addition to the forgoing list of duties, the Committee may perform such other functions as may be necessary or appropriate to the circumstances, or as delegated by the Board.

5.	STRUCTURE AND COMPOSITION

Composition

5.1  The appointment of the members of the Audit Committee shall take place annually, at the first meeting of the board, after a meeting of the shareholders at which directors are elected, provided that if the appointments are not made, the Directors then serving as members of the Audit Committee shall continue to service until their successors are appointed.

5.2  The Committee shall review on a periodic basis whether any of its members serve on the audit committees of other public companies. If any of the Audit Committee members fall into this category, the Committee shall consider the ability of such members to effectively serve on the Audit Committee and, if it is determined that such members are able to continue serving, the Committee shall record the reasons for such a decision.

5.3  The Board shall add members to the Audit Committee, on the recommendation of the Governance and Nominating Committee, to fill vacancies on the Audit Committee, in accordance with the Articles and Bylaws of the Company.

5.4  The Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittees.

5.5  The Board shall designate one member of the Committee as the Chair of the Committee (“Committee Chair”) and shall serve until his or her earlier resignation or removal by resolution of the Board, or until he or she ceases to be a Director of the Company.

Responsibilities of the Committee Chair

5.6  The responsibilities of the Committee Chair shall include:

a)	lead the Committee in undertaking the duties and responsibilities under this Charter;

b)	facilitate the flow of information to members of the Committee required in a timely fashion;

c)	facilitate access by members of the Committee to management, as necessary;

d)	chair Committee meetings;

e)	work with the Committee members and the Chief Executive Officer (“CEO”) to establish the frequency of, and agenda for, Committee meetings;

f)	lead the Committee in reviewing and assessing the adequacy of its mandate, evaluate the effectiveness in fulfilling its mandate and make recommendations to the Governance and Nominating Committee;

g)	maintain regular liaison with the external auditor, including the lead partner and management, including the CEO and the CFO;

h)	canvass members for continuous educational needs and, in conjunction with the Board education program, arrange for such education to be provided to the Committee on a timely basis; and

i)	make oral and written reports to the Board, on behalf of the Committee, on the activities and recommendations of the Committee (unless that responsibility is otherwise delegated by the Committee or the Committee Chair to another Committee member) at the next Board meeting or more regularly, as required.

5.7  The Committee Chair shall have the power to delegate his or her authority and duties to an individual member of the Committee as he or she considers appropriate;

Meetings

5.8  The calling, times and locations of meetings of the Audit Committee and procedures at such meetings, shall be determined from time to time by the Audit Committee, provided that there shall be a minimum of four meetings per year.

5.9  In general, and subject to the notice provisions in the Company’s Articles and Bylaws, written notice shall be provided no later than 48 hours prior to the meetings, unless waived by all members of the Audit Committee. Notice of every meeting shall be given to the external auditors, the Board, the Board Chair and the CEO.

5.10  A Committee member may participate in a Committee meeting by means of such telephonic, electronic or other communication facilities so as to permit all persons participating in the meeting to communicate adequately with each other. A member participating in such a meeting by any such means is deemed to be present at the meeting.

5.11  If a Committee Chair is not present at any meeting of a Committee, one of the other members of the Committee present at the meeting shall be chosen by the Committee to preside at the meeting.

5.12  Each of the members of the Audit Committee, Board Chair, external auditor, CEO or CFO shall be entitled to request that the Chair of the Audit Committee call a meeting, which shall be held within 48 hours of receipt of such request.

5.13  Agendas for the meetings of the Committee will be developed by the Chair of the Committee and shall be circulated to Committee members prior to the Committee meetings.

5.14  The Audit Committee shall have the right to require the external auditors, or any member of management, or any employee of the Company to attend a meeting of the Audit Committee.

5.15  The quorum for a meeting of the Committee is a majority of the members of the Committee, or such greater number as the Committee shall by resolution determine.

5.16  The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution.

5.17  The Committee may invite such officers, Directors, and employees of the Company as it may see fit from time to time to assist the Committee with the carrying out of its duties and responsibilities under this Charter.

5.18  The Committee shall hold regular in camera sessions, during which the members of the Committee shall meet in the absence of management.

5.19  The Committee will meet separately with each of the CEO and the CFO of the Company (at least annually) to review the financial affairs of the Company.

5.20  The Committee will meet with the external auditor of the Company at least once each year, at such time(s) as it deems appropriate, to review the external auditor’s examination and report.

5.21  The external auditor must be given reasonable notice of, and has the right to appear before and to be heard at, each meeting of the Committee.

5.22  The Committee shall report to the Board on its activities after each meeting. The Committee shall report its discussions to the Board by providing an oral or written report at the next Board meeting.

5.23  The Committee will report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

5.24  The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

6.	PERFORMANCE REVIEW

6.1 The Committee shall on an annual basis:

a)	review and assess the adequacy of the Charter and, if necessary, make recommendations to the Board with respect to its modification or amendment;

b)	undertake a regular performance evaluation of the Committee and compare the performance of the Committee to the Charter in a manner the Committee deems appropriate; and

c)	report the results of the performance evaluation to the Board, which may take the form of an oral or written report by the Committee Chair or any other member of the Committee designated by the Committee Chair to make the report.

Schedule “B”

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board has furnished the following report on its activities for the fiscal year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the U.S. Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the U.S. Securities Act of 1933, as amended, or the U.S. Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Company’s financial statements. For the fiscal year ended December 31, 2022, the members of the Audit Committee were Andrew Wilder, Bryan Murphy and George Glasier. Andrew Wilder and Bryan Murphy each qualify as an independent director as defined by the applicable Nasdaq and SEC rules.

The Audit Committee met telephonically with the Company’s Chief Financial Officer and reviewed and discussed with him the Company’s audited financial statements and the adequacy of the Company’s internal controls. They discussed the independent auditor’s audits and the overall qualify of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Company’s independent auditors provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, which the Audit Committee has reviewed. The Audit Committee did not discuss with the independent auditors any matters relating to their independence or the matters required to be discussed by the statement on Auditing Standards adopted by the Public Company Accounting Oversight Board and codified as AS1301. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Date: May 24, 2023

Andrew Wilder (Chair)

Bryan Murphy

George Glasier

Schedule “C”

WESTERN URANIUM & VANADIUM CORP.

INCENTIVE STOCK OPTION PLAN

(Rolling 10%)

As of May 24, 2023

1. Purpose

1.01 The purpose of the Incentive Stock Option Plan (the “Plan”) is to promote the profitability and growth of WESTERN URANIUM & VANADIUM CORP. (the “Company”) by facilitating the efforts of the Company and its subsidiaries to obtain and retain key individuals. The Plan provides an incentive for and encourages ownership of the Company’s shares by its key individuals so that they may increase their stake in the Company and benefit from increases in the value of the Company’s shares.

2. Administration

2.01 The Plan will be administered by the Company’s Board of Directors (the “Board”).

2.02 The Plan shall be administered in accordance with all applicable laws and regulations, and the policies of any stock exchange, over-the-counter marketplace, or quotation/system service upon which the Company’s securities are listed or traded (if any) (collectively, the “Exchange Rules”).

2.03 The Board will be authorized, subject to the provisions of the Plan, to adopt such rules and regulations as it deems consistent with the Plan’s provisions and, in its sole discretion, to designate options (“Options”) to purchase shares of the Company pursuant to the Plan. The Board may delegate to a committee the authority to exercise any or all power and authority of the Board under this Plan, including the authority with respect to option grants and/or exercises, all to the extent stipulated by the Board when so delegated. The Board may authorize one or more individuals of the Company to execute, deliver and receive documents on behalf of the Board.

3. Eligibility

3.01 Each person who is a consultant, director, employee in relation to the Company or any subsidiary (or is otherwise qualified or authorized to be granted stock options as equity-based incentive compensation under applicable securities laws and regulations and the Exchange Rules ) (the foregoing being “Eligible Persons”), is eligible to be granted one or more Options under this Plan (each Eligible Person having been granted one or more Options being an “Optionee” for so long as such Option(s) remains outstanding)..

3.02 Nothing in the Plan or in any Option shall confer any right on any individual to continue in the employ of, or in association with, the Company or its subsidiaries, nor will it interfere in any way with the right of the Company or subsidiaries to terminate at any time the employment of a person who is an Optionee.

4. Shares Subject to Option

4.01 The shares to be optioned under the Plan will be authorized but unissued Common Shares (“Shares”) of the Company.

4.02 The aggregate number of Shares for which Options may be granted will not exceed 10% of the issued and outstanding common share capital at the time that an Option is granted, subject to adjustment under Section 11 below.

4.03 The aggregate number of Shares for which Options may be granted to any one Optionee shall not exceed: (a) 5% of the issued and outstanding share capital of the Company at the time when the Options are granted or (b) 10 % of the issued and outstanding share capital of the Company in any 12-month period, in both cases subject to adjustment under Section 11 hereof.

4.04 Shares subject to but not issued or delivered under an Option which expires unexercised, terminates prior to exercise, or is exercised into Shares shall again be available for option under the Plan.

4.05 The number of Shares under Option to any person engaged by the Company to provide Investor Relations Activities (as such term is defined in the Exchange Rules) in any 12-month period shall not exceed 2% of the issued and outstanding common share capital of the Company, as calculated on the date that the Option is granted.

4.06 Options and Shares issuable upon their exercise shall bear securities rules legends and any other legends or restrictions required under applicable laws or regulations.

5. Granting of Options

5.01 The Board may from time to time at its discretion, subject to the provisions of the Plan, determine those eligible individuals to whom Options will be granted, the number of Shares subject to such Options, the dates on which such Options are to be granted and the term of such Options.

5.02 The Board may, at its discretion, with respect to any Option, impose additional terms and conditions which are more restrictive on the Optionee than those provided for in the Plan.

5.03 The Company will use best efforts to ensure that each Option will be evidenced by one of the following (an “Option Confirmation Document”):

(a) a written agreement between, and executed by, the Company and the individual containing terms and conditions established by the Board with respect to such Option and will be consistent with the provisions of the Plan; or

(b) a certificate executed by the Company and delivered to the Optionee setting out the material terms of the Option, with a copy of this Plan attached thereto.

6. Option Price

6.01 The price per Share at which Shares may be purchased upon the exercise of an Option (the “Option Price”) shall not be less than the most recent share issuance price. The Option Price shall otherwise be determined by the Board in its discretion, provided that it shall be determined in compliance with applicable laws and regulations, and the Exchange Rules.

6.02 The Option Price must be paid in full at the time of exercise of the Option and no Shares will be issued and delivered until full payment is made. The manner of payment will be subject to the acceptance of the Company.

6.03 An Optionee will not be deemed the holder of any Shares subject to his Option until the Shares are delivered to him.

6.04 An Optionee may exercise any Option by electing on the exercise notice to the Company to exchange the Option for the number of Share(s) equal in value to the in-the-money value of the Option without payment of the Option Price. The value of Shares shall be determined by the Company in its sole discretion with reference to the volume-weighted average price (VWAP) of the Shares (calculated for the most recent 20 trading days which shall include the day when the notice of exercise was received by the Company if such notice was received after market hours) on the Company’s primary stock exchange and, in the event the Shares are not listed on any stock exchange or quotation service, in its sole discretion. Any fractional number of Shares shall be rounded down.

6.05 The Board may, in its sole discretion, arrange with a brokerage firm a broker-assisted cashless exercise program. If such a program exists at the time of the exercise, an Optionee may exercise any Option pursuant to a broker-assisted cashless exercise, whereby the Optionee shall elect on the notice to the Company to receive:

(a) an amount in cash equal to the cash proceeds realized upon the sale in the capital markets of the Shares underlying the Options by the securities dealer designated by the Company, less the aggregate Option Price, any applicable withholding taxes, and any transaction costs charged by the securities dealer to sell the Shares;

(b) an aggregate number of Shares that is equal to the number of Shares underlying the Options minus the number of Shares sold in the capital markets by the securities dealer designated by the Company as required to realize cash proceeds equal to the aggregate Option Price, any applicable withholding taxes and any transaction costs charged by the securities dealer to sell the Shares; or

(c) a combination of (a) and (b) as requested by the Optionee in the notice of exercise.

7. Term of Option

7.01 The maximum term of any Option will be five years from the vesting date.

7.02 Should the expiry date for any Option fall within a blackout period, such expiry date shall be automatically adjusted without any further act or formality to that day which is the tenth (10th) trading day after the end of the blackout period. Notwithstanding any other provision of this Plan, the foregoing ten trading day period referred to in this Section 7.02 may not be extended by the Board.

8. Transferability of Options

8.01 An Option may not be assigned or transferred. During the lifetime of an Optionee, the Option may be exercised only by the Optionee.

9. Termination of Employment

9.01 Subject to Section 14. Change of Control of this Plan, an Option granted to an Optionee who is an Eligible Person shall terminate on the earlier of (a) the date when it otherwise would have expired, or (b) the date that is 90 days after such Optionee ceases to be an Eligible Person; provided such Option vested prior to the date when the Optionee ceased to be an Eligible Person. All unvested Options shall expire when the applicable Optionee ceases to be an Eligible Person.

9.02 The Company shall be under no obligation to give an Optionee notice of expiry or termination of an Option.

10. Death

10.01 Notwithstanding any other provision of this Plan, if any Optionee shall die holding an Option which has not been fully exercised, his personal representative, heirs or legatees may, at any time within one year after the date of such death (notwithstanding the normal expiry date of the Option under the provisions of Section 7 hereof) exercise the Option with respect to the unexercised balance of the Shares subject to the Option.

11. Changes in Shares

11.01 In the event the authorized common share capital of the Company as constituted on the date that this Plan comes into effect is consolidated into a lesser number of Shares or subdivided into a greater number of Shares, the number of Shares for which Options are outstanding will be decreased or increased proportionately as the case may be and the Option Price will be adjusted accordingly and the Optionees will have the benefit of any stock dividend declared during the period within which the said Optionee held his Option. Should the Company amalgamate or merge with any other company or companies (the right to do so being hereby expressly reserved) or otherwise complete an arrangement, sale of substantially all its assets and undertakings(if applicable), then and in each such case the number of shares of the resulting corporation to which an Option relates will be determined as if the Option had been fully exercised prior to the effective date of the amalgamation or merger and the Option Price will be correspondingly increased or decreased, as applicable. The interpretation and application of this section shall be determined by the Board, in its discretion.

12. Cancellation Options

12.01 The Board may, with the consent of the Optionee, cancel an existing Option, in accordance with the policies of the Exchange.

13. Amendment

13.01 The Board may amend the Plan, but may not, without the approval of the shareholders of the Company, make any alteration which would:

(a) increase the aggregate number of Shares subject to Option under the Plan except as provided in Section 11. Changes in Shares; or

(b) decrease the Option Price except as provided in Section 11. Changes in Shares.

Notwithstanding the foregoing and subject to complying with any Exchange Rules which may nonetheless prohibit amendments to outstanding Options:

(a) the terms and conditions of an existing Option that are set out in the applicable Option Confirmation Document (provided they are consistent with, or otherwise permitted under, the Plan as in force when the applicable Option was granted) may not be altered, suspended or terminated without the prior consent in writing of the Optionee; and

(b) if the Option Price of an Option is reduced at any time when the Optionee is an insider of the Company (as such term is defined in the Securities Act (Ontario)), the approval of the disinterested shareholders must be obtained prior to the exercise of such Option at the reduced Option Price.

14. Change of Control

Upon the occurrence of a Change of Control, all then-unvested Options shall immediately vest in full, so long as the Optionee is an Eligible Person on the date of the consummation of the Change of Control.

Notwithstanding any other provision of this Plan, upon the occurrence of a Change of Control all the then-outstanding Options (including Options that vested as a result of the Change of Control) shall survive the Change of Control in accordance with their terms and conditions except that such Options shall not terminate if the Eligible Person ceases to provide services to the Company following the Change of Control.

For the purposes of this Plan, a “Change of Control” is deemed to occur: (a) in the event any person, or more than one such person acting as a group, is or becomes the beneficial owner directly or indirectly, of outstanding voting shares of the Company, in a transaction or series of transactions, corresponding to twenty percent (20%) or more of all outstanding voting shares of the Company ordinarily having the right to vote for the election of directors of the Company; (b) if the Company sells or otherwise disposes of all or substantially all of its assets; or (c) if the Company participates in a merger, consolidation or other business combination and, immediately following the consummation of such transaction, the Company stockholders prior to such transaction do not own 80% or more of the voting shares of stock of the surviving successor corporation or other entity.

This Section 14. Change of Control cannot be amended, removed or otherwise modified as it applies to any outstanding Option unless the Company has obtained the prior written consent of the applicable Optionee.

15. Interpretation

15.01 The Plan will be construed according to the laws of the Province of Ontario. Any inconsistencies between this Plan and the Exchange Rules, as amended from time to time, will be resolved in favor of the latter.

16. Liability

16.01 No director, officer or employee of the Company will be personally liable for any act taken or omitted in good faith in connection with the Plan.

Schedule “D”

SUMMARY OF SHAREHOLDER RIGHTS PLAN

Issue of Rights:	Effective at 12:01a.m. (Toronto time) on May 24, 2023 (the “Record Time”), one right (a ’’Right’’) was issued in respect of each Common Share outstanding at the Record Time. The Board will also authorize the issue of one Right for each Common Share issued after such date and prior to the Separation Time (see below).

Shareholder Approval:	The Shareholder Rights Plan (the “Plan”) must be approved by a majority of the votes cast by holders of Shares, in person or by proxy, at the Meeting. See MATTER #4: APPROVAL OF THE SHAREHOLDER RIGHTS PLAN

Term:	The Plan must be reconfirmed at the Company’s annual shareholders’ meeting in 2026, and at every third annual meeting thereafter.

Rights Certificates and Transferability:	Prior to the Separation Time, the Rights will be evidenced by registration for the associated Shares as indicated in the register and will not be transferable apart from the Shares. From and after the Separation Time, the Rights will be evidenced by separate “Rights Certificates’’ and will be transferable apart from the Shares.

Attributes of Rights:	Following the Separation Time, each Right will entitle the holder to acquire one or more Shares as set out under “Exercise of Rights’’ below.

Exercise Price:	Each Right will have an initial “Exercise Price’ ‘of an amount equal to four times the Market Price (as defined in the Plan) per Share, subject to anti-dilution adjustments.

Exercise of Rights:	Rights will not be exercisable prior to the Separation Time. After the Separation Time, but prior to the occurrence of a Flip-in Event (discussed below), each Right will be exercisable to purchase one Share at the Exercise Price. Upon the occurrence of a Flip-in-Event, each Right (other than a void Right (discussed below)) will be exercisable to purchase that number of Shares which have a market value equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (subject to anti-dilution adjustments).

Separation Time:	The Separation Time will occur on the 10th Trading Day (as defined in the Plan) after the earlier of: the date of public announcement by the Company or an Acquiring Person (defined below) of facts indicating that a person has become an Acquiring Person, the date that any person commences or announces an intention to commence a take-over bid (other than a Permitted Bid (defined below) or a Competing Permitted Bid (defined below)) the date on which a Permitted Bid or a Competing Permitted Bid ceases to qualify as such, or such later date as the Board may determine.

Flip-In Event:	A “Flip-in Event’’ means a transaction in or pursuant to which any person becomes an Acquiring Person.

Acquiring Person:	A person will become an “Acquiring Person’’ when it and its Affiliates and Associates and persons acting jointly or in concert with the foregoing acquire beneficial ownership of 20% or more of the outstanding Shares, subject to exemptions described in the definition of Acquiring Person in the Plan.

Void Rights:	Any and all Rights beneficially owned by an Acquiring Person, and any person acting jointly or in concert with the foregoing and any person to whom such persons have transferred their Rights will become null and void upon the occurrence of a Flip-in Event.

Permitted Bid:

A ’‘Permitted Bid’’ is generally a take-over bid that does not trigger a Flip-in Event.

In addition to complying with applicable securities laws, a Permitted Bid must include the following provisions, among others:

(a) the bid must be made to all holders of Shares (other than Shares held by the offeror, its affiliates and joint actors),

(b) the bid must be open for no less than 105 days;

(c) the bid must contain a ’‘majority of the minority’’ minimum tender condition, meaning that no Shares may be taken up or paid for by the offeror unless more than 50% of the outstanding Shares (other than the offeror, its affiliates and joint actors) have been deposited to the bid and not withdrawn, and in the event such minimum tender condition is satisfied, the offeror must publicly announce that fact and extend the bid for 10 business days; and

(d) the bid must allow Shares to be deposited or withdrawn at any time until the offeror takes up and pays for such Shares.

Competing Bid:	A Competing Bid is a bid that is made while another Permitted Bid is in existence, and that satisfies all of the requirements of a Permitted Bid.

Redemption of Rights:	Prior to the occurrence of a Flip-in Event, the Board may elect to redeem all of the outstanding Rights at a redemption price of $0.001 per Right (subject to anti-dilution adjustments).

Waiver:	Prior to the occurrence of a Flip-in Event, the Board may waive the application of the Plan to a take-over bid that is not a Permitted Bid and that is made to all Shareholders, but if it does so then it will be deemed to have waived the application of the Plan to all similar bids made prior to the expiry of any bid for which such a waiver was granted. The Board may also waive the application of the Plan in the event that the Board determines that a person became an Acquiring Person by inadvertence and without any intention to do so, provided such person has reduced its beneficial ownership of Shares.

Amending Power:	Following the receipt of shareholder approval, the Board may amend the Plan without the approval of Shareholders to correct typographical errors or to maintain the validity of the Plan as a result of a change in, or in the interpretation of, any applicable laws, regulations or rules. Following the Separation Time, the Board may amend, vary or rescind the Plan only with the approval of Rights holders.

Rights Agents:	Capital Transfer Agency ULC

Schedule “E”

SHAREHOLDER RIGHTS PLAN AGREEMENT

This shareholder rights plan agreement, dated as of May 24, 2023 (the “Effective Date”), is between Western Uranium & Vanadium Corp., a corporation existing under the Business Corporations Act (Ontario) (the “Corporation”) and Capital Transfer Agency ULC, a company existing under the laws of British Columbia, as rights agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).

WHEREAS the Board of Directors of the Corporation, in the exercise of its fiduciary duties to the Corporation, has determined that it is advisable and in the best interests of the Corporation to adopt a shareholder rights plan (the “Rights Plan”) (a) to ensure, to the extent possible, that the securityholders of the Corporation and the Board of Directors have adequate time to consider and evaluate any unsolicited bid for the Corporation’s securities, (b) to provide the Board of Directors with adequate time to identify, develop and negotiate value-enhancing alternatives, if considered appropriate, to any such unsolicited bid, (c) to encourage the fair treatment of securityholders in connection with any take-over offer for the Corporation’s securities, and (d) generally to assist the Board of Directors in enhancing securityholder value;

AND WHEREAS in order to implement the Rights Plan, the Board of Directors:

(a)	authorized the issuance of one right (a “Right”) effective at the Record Time (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the Record Time; and

(b)	authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent has agreed to act on behalf of the Corporation and the holders of Rights in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

AND WHEREAS the foregoing recitals and statements are made by the Corporation and not the Rights Agent;

NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the Corporation and the Rights Agent hereby agree as follows:

Article 1: interpretation

1.01	Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” means any Person who is, at the applicable time, the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided that the term “Acquiring Person” shall not include:

(a)	the Corporation or any Subsidiary of the Corporation;

(b)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of anyone or any combination of:

(i)	a Voting Share Reduction which, by reducing the number of Voting Shares outstanding, increases the percentage of Voting Shares Beneficially Owned by such Person to or above 20% or more of the Voting Shares then outstanding;

(ii)	a Permitted Bid Acquisition;

(iii)	a Pro Rata Acquisition;

(iv)	an Exempt Acquisition; or

(v)	a Convertible Security Acquisition;

provided further, however, that if a Person shall become the Beneficial Owner of 20% or more of the Voting Shares then outstanding by reason of anyone or a combination of a Voting Share Reduction, a Permitted Bid Acquisition, a Pro Rata Acquisition, an Exempt Acquisition or a Convertible Security Acquisition and thereafter becomes the Beneficial Owner of any additional Voting Shares (other than pursuant to a Voting Share Reduction, a Permitted Bid Acquisition, a Pro Rata Acquisition, an Exempt Acquisition or a Convertible Security Acquisition), then as of the date that such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an Acquiring Person;

(c)	for the period of ten (10) days after the Disqualification Date, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Clause (f) of the definition of “Beneficial Owner” because such Person makes or announces an intention to make a Take-over Bid alone or by acting jointly or in concert with any other Person;

(d)	a Grandfathered Person;

(e)	a Subsequent Grandfathered Person, provided that this exemption shall not be, and shall cease to be, applicable to a Subsequent Grandfathered Person in the event that such Subsequent Grandfathered Person shall, after the completion of the transaction pursuant to which such Person became a Subsequent Grandfathered Person, become the Beneficial Owner of any additional Voting Shares (other than through anyone or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, a Pro Rata Acquisition, an Exempt Acquisition or a Convertible Security Acquisition); and

(f)	an underwriter or member of a banking or selling group that acquires Voting Shares from the Corporation in connection with a distribution of securities pursuant to a prospectus or by way of private placement,

“Acting jointly or in concert” shall have the meaning ascribed to it in Section 1.06 hereof;

“Affiliate” when used to indicate a relationship with a specified Person, shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person;

“Agreement” means this shareholder rights plan agreement between the Corporation and the Rights Agent, as may be amended and/or supplemented or restated from time to time;

“Associate”, when used to indicate a relationship with a specified Person, shall mean:

(a)	any corporation of which such Person beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such corporation for the time being outstanding;

(b)	any partner of that Person;

(c)	any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity;

(d)	a spouse of such specified Person;

(e)	any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage; or

(f)	any relative of such specified Person or of a Person mentioned in Clauses (d) or (e) of this definition if that relative has the same residence as the specified Person;

A Person shall be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of and to “Beneficially Own”:

(a)	any securities of which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity including, for greater certainty, any Person or Persons considered to be acting jointly or in concert with the foregoing pursuant to section 90 of the Securities Act (Ontario);

(b)	any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the occurrence of any contingency or payment of installments, upon the exercise of any conversion right, exchange right or purchase right attaching to Convertible Securities, or pursuant to any agreement, arrangement, pledge or understanding, written or oral (other than customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and other than pursuant to pledges of securities in the ordinary course of business of the lender granted as security for bona fide indebtedness) or otherwise;

(c)	any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to vote, where such right is exercisable immediately or after the passage of time and whether or not on condition or the occurrence of any contingency, pursuant to any agreement, arrangement, pledge or understanding, written or oral (other than pursuant to pledges of securities in the ordinary course of business of the lender granted as security for bona fide indebtedness) or otherwise; provided that this paragraph (c) shall not apply to a right to vote arising under any agreement, arrangement or understanding among or between holders of Voting Shares where no Person, whether alone or together with any of such Person’s Affiliates or Associates or any other Person with whom such Person or any of such Person’s Affiliates or Associates is acting jointly or in concert, is in a position to exercise de jure or de facto control of the Corporation as a result of such agreement, arrangement or understanding; and

(d)	any securities which are Beneficially Owned within the meaning of Clauses (a), (b) or (c) of this definition by any other Person with which such Person is acting jointly or in concert with respect to the Corporation or any of its securities or assets;

provided that a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security:

(e)	by reason of such security having been deposited or tendered, without any prior agreement, arrangement or understanding in respect thereof, pursuant to any Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person referred to in Clause (d) of this definition until the earlier of such deposited or tendered security being taken up or accepted unconditionally for payment or exchange;

(f)	by reason of such Person, any of such Person’s Affiliates or Associates or any other Person referred to in Clause (d) of this definition holding such security and:

(i)	the ordinary business of the Person (in this definition, a “Manager”) includes the management of investment funds for others and such security is held by the Manager in the ordinary course of such business in the performance of such Manager’s duties for the account of any other Person (in this definition, a “Client”), including non-discretionary accounts held on behalf of a Client by a broker or dealer registered under applicable law;

(ii)	the Person (in this definition, a “Trust Company”) is licensed to carry on the business of a trust company under applicable law and, as such, acts as a trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, in this definition, an “Estate Account”) or in relation to other accounts (each, in this definition, an “Other Account”) and holds such security and is acting in the ordinary course of such duties for the Estate Account or for such Other Accounts;

(iii)	the Person (in this definition, a “Statutory Body”) is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans, insurance plans or various public bodies and the Statutory Body holds such security in the ordinary course of and for the purposes of the management of such investment funds;

(iv)	the Person (in this definition, an “Administrator”) is the administrator or trustee of one or more pension funds or plans (each, in this definition, a “Plan” registered under the laws of Canada or any province thereof or the corresponding laws of the jurisdiction by which such Plan is governed and the Administrator holds such security in the ordinary course of and for the purposes of its activities as such; or

(v)	such Person is a Plan and such security is Beneficially Owned or held by the Plan in the ordinary course of such Plan’s activities;

but only if the Manager, the Trust Company, the Statutory Body, the Administrator or the Plan, as the case may be, (A) did not acquire and does not Beneficially Own or hold such security for the purpose of or with the effect of changing or influencing the control of the issuer thereof, either alone or acting jointly or in concert with any other Person, or in connection with or as a participant in any transaction having that purpose or effect, (B) is not then making and has not announced an intention to make a Take-over Bid and (C) is not then acting jointly or in concert with any other Person who is making a Take-over Bid or who has announced an intention to make a Take-over Bid other than an Offer to Acquire Voting Shares or other securities (1) pursuant to a distribution by the Corporation or (2) by means of a Permitted Bid or a Competing Permitted Bid, or (3) by means of market transactions made in the ordinary course of the business of such Person (including pre-arranged trades entered into the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market;

(g)	because such Person:

(i)	is a Client of the same Manager as another Person on whose account the Manager holds such security,

(ii)	has an Estate Account or an Other Account with the same Trust Company as another Person on whose account the Trust Company holds such security, or

(iii)	is a Plan with the same Administrator as another Plan on whose account the Administrator holds such security,

(h)	because such Person:

(i)	is a Client of a Manager and such security is owned at law or in equity by the Manager,

(ii)	has an Estate Account or an Other Account with a Trust Company and such security is owned at law or in equity by the Trust Company, or

(iii)	is a Plan and such security is owned at law or in equity by the Administrator of the Plan; or

(i)	(i) because such Person is the registered holder of securities as a result of carrying on the business of, or acting as a nominee for a securities depositary;

“Board of Directors” shall mean the board of directors of the Corporation, as constituted from time to time, and whenever duly empowered, any committee of the board of directors of the Corporation;

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Toronto, Ontario are authorized or obliged by law to close;

“Canadian Dollar Equivalent” of any amount which is expressed in a currency other than Canadian dollars shall mean, on any date, the Canadian dollar equivalent of such amount determined by multiplying such amount by the exchange rate in effect on such date as approved in good faith by the Board of Directors;

“Close of Business” on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in the City of Toronto is closed to the public;

“Common Shares” shall mean the common shares in the capital of the Corporation and any other share of the Corporation into which such shares may be sub-divided, consolidated, re-classified or changed;

“Competing Permitted Bid” means a Take-over Bid that:

(a)	is made after any Permitted Bid has been made and prior to the expiry of any such Permitted Bid;

(b)	satisfies all components of the definition of a Permitted Bid other than the requirements set out in Clause (b) of the definition of a Permitted Bid; and

(c)	contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on a date that is no earlier than the later of: (i) the sixtieth (60th) day after the date on which the earliest Permitted Bid which preceded the Competing Permitted Bid was made; and (ii) thirty-five (35) days (or such other minimum deposit period for a take-over bid as is prescribed by the Securities Act (Ontario)), after the date of the Take-over Bid constituting the Competing Permitted Bid;

“controlled”: a Person is considered to be “controlled” by another Person or two or more Persons if:

(a)	in the case of a Person other than a partnership or a limited partnership, including, without limitation, a corporation or body corporate:

(i)	securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors of such Person are held, directly or indirectly, by or on behalf of the other Person or Persons; and

(ii)	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such Person;

(b)	in the case of a partnership other than a limited partnership, more than 50% of the interests in such partnership are held by the other Person or Persons; and

(c)	in the case of a limited partnership, the other Person or each of the other Persons is a general partner of the limited partnership, and “controls”, “controlling” and “under common control with” shall be interpreted accordingly;

“Convertible Securities” shall mean, at any time, any securities issued by the Corporation (including rights, warrants and options but excluding the Rights) carrying any purchase, exercise, conversion or exchange right pursuant to which the holder thereof may acquire Voting Shares or other securities convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency);

“Convertible Security Acquisition” shall mean the acquisition of Voting Shares upon the exercise of Convertible Securities acquired by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition;

“Co-Rights Agent” shall have the meaning ascribed thereto in Subsection 4.01(a);

“Disqualification Date” means the first date of public announcement of facts indicating that such Person is making or intends to make a Take-over Bid;

“DRS Statements” means Direct Registration System statements;

“Election to Exercise” shall have the meaning attributed thereto in Subsection 2.02(d);

“Exempt Acquisition” shall mean an acquisition of Voting Shares or Convertible Securities (a) in respect of which the Board of Directors has waived the application of Section 3.01 pursuant to the provisions of Subsection 5.02(a) hereof, or (b) pursuant to a distribution of Voting Shares or Convertible Securities (and the conversion or exchange of such Convertible Securities) made by the Corporation pursuant to a prospectus, private placement or other distribution made by the Corporation exempt from the prospectus requirements of applicable law;

“Exercise Price” shall mean, as of any date, the price at which a holder of a Right may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal four times the Market Price per Common Share as determined at the Separation Time;

“Expiration Time” shall mean, subject to Sections 5.20 and 5.21, the Close of Business on the earliest of:

(a)	the Termination Time;

(b)	the date upon which this Agreement terminates pursuant to Section 5.20 of this Agreement, if applicable; and

(c)	the date that is three years after the date of the Initial Shareholder Approval, unless the Rights Plan is submitted to holders of Voting Shares for their approval prior to such date and the Rights Plan is then approved by a majority of the votes cast by Independent Shareholders prior to that date, in which case the Expiration Time shall be the earlier of (i) the date so approved as the Expiration Time by the Independent Shareholders or (ii) the date that is six years after the Effective Date;

“First Person” has the meaning set forth in Section 1.06;

“Flip-in Event” shall mean a transaction in which any Person becomes an Acquiring Person;

“Grandfathered Person” means a Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares determined as at the Record Time (a “Grandfathered Person”); provided that such a Person shall not be, and shall cease to be, a Grandfathered Person if such Person shall, after the Record Time, become the Beneficial Owner of any Voting Shares not Beneficially Owned by such Person as at the Record Time (other than through any one of, or any combination of, a Voting Share Reduction, a Permitted Bid Acquisition, a Pro Rata Acquisition, an Exempt Acquisition or a Convertible Security Acquisition);

“Independent Shareholders” shall mean holders of Voting Shares other than Voting Shares Beneficially Owned by: (A) an Acquiring Person; (B) an Offeror, other than a Person described in any one or more of paragraphs (i) through (v) of Clause (f) of the definition of “Beneficial Owner”; (C) any Associate or Affiliate of such Acquiring Person or Offeror; (D) any Person acting jointly or in concert with such Acquiring Person or Offeror; and (E) any employee benefit plan, stock purchase plan, deferred profit sharing plan and any other similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid;

“Initial Shareholder Approval” has the meaning set out in Section 5.20 of this Agreement;

“Market Price” per security of any securities on any date of determination shall mean the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days ending on the Trading Day immediately preceding such date; provided that if an event of a type analogous to any of the events described in Section 2.03 hereof shall have caused the closing prices used to determine the Market Price on any such Trading Day not to be fully comparable with the closing price on such date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.03 hereof in order to make it fully comparable with the closing price on such date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day). The closing price per security of any securities on any date shall be:

(a)	the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each such security on such date as reported by the principal stock exchange in Canada on which such securities are listed or admitted to trading;

(b)	if for any reason none of such prices described in (a) above is available for such day or the securities are not listed or admitted to trading on a Canadian stock exchange, the last sale price or, if such price is not available, the average of the closing bid and asked prices, for each such security on such date as reported by such other securities exchange on which such securities are listed or admitted to trading;

(c)	if for any reason none of such prices described in (b) above is available for such day or the securities are not listed or admitted to trading on a Canadian stock exchange or other securities exchange, the last sale price, or if no sale takes place, the average of the high bid and low asked prices for each such security on such date in the over-the-counter market, as quoted by any reporting system then in use (as determined by the Board of Directors); or

(d)	if for any such date none of such prices described in (c) above is available or the securities are not listed or admitted to trading on a Canadian stock exchange or any other securities exchange and are not quoted by any such reporting system, the average of the closing bid and asked prices for such date as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors, provided that if on any such date none of such prices is available, the closing price per security of such securities on such date shall mean the fair value per security of such securities on such date as determined in good faith by a securities advisory firm selected by the Board of Directors in good faith. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in another currency, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof;

“Nominee” shall have the meaning ascribed thereto in Subsection 2.02(c);

“OBCA” shall mean the Business Corporations Act (Ontario), as amended, and the regulations made thereunder and any comparable or successor laws or regulations thereto;

“Offer to Acquire” shall include:

(a)	an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell, Voting Shares, and

(b)	an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited,

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

“Offeror” shall mean a Person who has announced an intention to make or who has made a Take-over Bid;

“Permitted Bid” means a Take-over Bid which is made by means of a take-over bid circular and which also complies with the following additional provisions:

(a)	the Take-over Bid complies with the requirements of National Instrument 62-104-Take-over Bids and Issuer Bids (to the extent the foregoing is applicable and then in force);

(b)	the Take-over Bid is made to all holders of Voting Shares as registered on the books of the Corporation, other than the Offeror, for all Voting Shares held by them;

(c)	the Take-over Bid contains, and the take-up and payment for securities tendered or deposited thereunder is subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than one hundred and five (105) days after the date of the Take-over Bid, and then only if at such date more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(d)	the Take-over Bid contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time between the date of the Take-over Bid and the date on which the Voting Shares subject to the Take-over Bid may be taken up and paid for and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(e)	the Take-over Bid contains an irrevocable and unqualified provision that if, on the date on which Voting Shares may be taken up and paid for, more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement;

“Permitted Bid Acquisition” means an acquisition of Voting Shares pursuant to a Permitted Bid or a Competing Permitted Bid;

“Person” shall include any individual, firm, partnership, syndicate, association, trust, trustee, executor, administrator, legal personal representative, government, governmental body or authority, corporation or other incorporated or unincorporated organization;

“Pro Rata Acquisition” shall mean an acquisition by a Person of Voting Shares or Convertible Securities (a) as a result of a stock dividend, a stock split or other event pursuant to which such Person receives or acquires Voting Shares or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class or series of the Corporation, or (b) pursuant to a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to the holders of Voting Shares where such plan permits the holder to direct that the dividends paid in respect of such Voting Shares be applied to the purchase from the Corporation of further securities of the Corporation, or (c) pursuant to the receipt and/or exercise of rights (other than the Rights) issued by the Corporation to all of the holders of a series or class of Voting Shares on a pro rata basis to subscribe for or purchase Voting Shares or Convertible Securities, provided that such rights are acquired directly from the Corporation and not from any other Person;

“Record Time” shall mean 12:01 a.m. (Toronto time) on the Effective Date;

“Redemption Price” shall have the meaning attributed thereto in Section 5.01;

“Rights” shall mean the herein described rights to purchase securities pursuant to the terms and subject to the conditions set forth herein;

“Rights Certificate” shall mean the certificates representing the Rights after the Separation Time which shall be substantially in the form attached hereto as Exhibit A or such other form as the Corporation and the Rights Agent may agree;

“Rights Register” shall have the meaning ascribed thereto in Subsection 2.06(a);

“Securities Act (Ontario)” shall mean the Securities Act (Ontario), as amended, and the regulations made thereunder and any comparable or successor laws or regulations thereto;

“Separation Time” shall mean, subject to Section 5.02, the Close of Business on the tenth (10th) Business Day after the earlier of:

(a)	the Stock Acquisition Date; and

(b)	the date of the commencement of, or first public announcement of the intent of any Person, (other than the Corporation or any Subsidiary of the Corporation) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid), or such later time as may be determined by the Board of Directors in good faith, provided that if the foregoing results in a Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided further that if any Take-over Bid referred to in Clause (b) of this definition expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-Over Bid shall be deemed, for the purposes of this definition, never to have been made;

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 101 of the Securities Act (Ontario) or Section 13(d) of the United States Securities Exchange Act of 1934, as amended) by the Corporation or a Person of facts indicating that a Person has become an Acquiring Person;

“Subsequent Grandfathered Person” shall mean a Person who, after the Record Time, acquires all of the Voting Shares Beneficially Owned by a Grandfathered Person, provided that:

(a)	such Person does not Beneficially Own any other Voting Shares at the time of such acquisition; and

(b)	such transaction is completed in compliance with applicable securities laws;

“Subsidiary”: a body corporate is a Subsidiary of another body corporate if:

(a)	it is controlled by (i) that other, or (ii) that other and one or more bodies corporate, each of which is controlled by that other, or (iii) two or more bodies corporate, each of which is controlled by that other, or

(b)	it is a Subsidiary of a body corporate that is that other’s Subsidiary;

“Take-over Bid” means an Offer to Acquire Voting Shares or Convertible Securities (or both) if, assuming that the Voting Shares or Convertible Securities that are the subject of the Offer to Acquire are acquired at the date of such Offer to Acquire by the Person making such Offer to Acquire, the Voting Shares Beneficially Owned by the Person making the Offer to Acquire would constitute, in the aggregate, 20% or more of the Voting Shares of the Corporation then outstanding;

“Termination Time” shall mean the time at which the right to exercise Rights shall terminate pursuant to Subsection 5.01 (d) hereof;

“Trading Day” when used with respect to any securities, shall mean a day on which the principal Canadian securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian securities exchange, a Business Day;

“Voting Share Reduction” means an acquisition or a redemption of Voting Shares by the Corporation or a Subsidiary of the Corporation; and

“Voting Shares” shall mean collectively the Common Shares of the Corporation and any other shares in the capital stock or voting interests of the Corporation entitled to vote generally in the election of directors.

1.02	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.03	Number and Gender

Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

1.04	Descriptive Headings and References

Descriptive headings and the Table of Contents appear herein for convenience of reference only and shall not affect the meaning or construction of any of the provisions hereof. All references to Articles, Sections, Subsections, Clauses and Exhibits are to the articles, sections, subsections, clauses and exhibits forming part of this Agreement. The words “hereto”, “herein”, “hereof’, “hereunder”, “this Agreement” and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented from time to time.

1.05	Calculation of Beneficial Ownership of Outstanding Voting Shares

(a) For the purposes of this Agreement, in determining the percentage of the outstanding Voting Shares of the Corporation with respect to which a Person is or is deemed to be the Beneficial Owner, all unissued Voting Shares of the Corporation of which such Person is deemed to be the Beneficial Owner shall be deemed to be outstanding.

(b) For the purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person shall be and be deemed to be the product determined by the formula:

100 x A

B

where

A =	the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and

B =	the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

1.06	Acting Jointly or in Concert

For purposes of this Agreement, it is a question of fact as to whether a Person is “acting jointly or in concert” with another Person and, without limiting the generality of the foregoing, the following shall be deemed to be acting jointly or in concert with a Person (the “First Person”):

(a)	every Person who has any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) with the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person, for the purpose of acquiring or Offering to Acquire any Voting Shares or Convertible Securities of the Corporation (other than customary agreements with and between underwriters or banking group or selling group members with respect to a distribution of securities and other than pledges of securities in the ordinary course of the pledgee’s business), including, without limitation, anyone or more of, or any combination of, (i) a put, call, option, forward sale or purchase or other right or obligation relating to the sale or disposition of any Voting Shares of the Corporation to the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person (whether settled by delivery of securities, cash or a combination thereof), (ii) any security the value of which varies with the value of Voting Shares of the Corporation, or (iii) any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) pursuant to which all or substantially all of the economic or market risk underlying a Voting Share of the Corporation, directly or indirectly, is transferred to, or assumed by, the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person;

(b)	every Person who has any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) with the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person, for the purpose or with the intention of exercising jointly or in concert with the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person, any voting rights attaching to any securities of the Corporation where as a result of such agreement, arrangement or understanding, any Person, whether alone or together with any of such Person’s Affiliates or Associates or any other Person with whom such Person or any of such Person’s Affiliates or Associates is acting jointly or in concert, is in a position to exercise de juré or de facto control of the Corporation; and

(c)	every Person who has any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) with the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person, for the purpose of selling, offering to sell, acquiring or offering to acquire any business, asset, subsidiary or investee company of the Corporation through any one transaction or series of transactions where the value of business, asset, subsidiary or investee company to be acquired represents more than 10% of the acquiring company or more than 20% of the offering or acquired company, it being understood that the Board of Directors of the Corporation will be entitled to seek and rely upon the advice of a nationally or internationally recognized investment dealer or investment banker with respect to the calculations contemplated in this paragraph.

Notwithstanding the foregoing and for greater certainty, the phrase “acting jointly or in concert” shall not include conduct consisting solely of:

(d)	voting or directing the vote of securities of the Corporation pursuant to a revocable proxy given in response to a particular proxy solicitation (other than a proxy solicitation initiated by an Offeror or any Associate or Affiliate of an Offeror or any other Person acting jointly or in concert with an Offeror); or

(e)	voting or directing the vote of securities of the Corporation in connection with or in order to participate in a particular proxy solicitation (other than a proxy solicitation initiated by an Offeror or any Associate or Affiliate of an Offeror or any other Person acting jointly or in concert with an Offeror).

Article 2: THE RIGHTS

2.01	Evidence Of Holding Of Rights

(a) Common Share certificates and DRS Statements which are issued after the Record Date but prior to the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them a legend, substantially in the following form:

UNTIL THE EARLIER OF THE SEPARATION TIME AND THE EXPIRATION TIME (AS SUCH TERMS ARE DEFINED IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF MAY 24, 2023, AS AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), BETWEEN WESTERN URANIUM & VANADIUM CORP. (THE “CORPORATION”) AND CAPITAL TRANSFER AGENCY ULC , AS RIGHTS AGENT, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AND MAY BE INSPECTED DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE AMENDED OR REDEEMED, MAY EXPIRE, OR MAY BECOME VOID (IF, IN CERTAIN CASES, THEY ARE “BENEFICIALLY OWNED” BY AN “ACQUIRING PERSON”, AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT OR A TRANSFEREE THEREOF), OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE PROMPTLY AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR.

Certificates and DRS Statements representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the foregoing legend, until the earlier of the Separation Time and the Expiration Time.

(b) Registered holders of Common Shares who have not received a share certificate or DRS Statement and are entitled to do so on the earlier of the Separation Time and the Expiration Time shall be entitled to Rights as if such certificates or DRS Statements had been issued and such Rights shall for all purposes hereof be evidenced by the corresponding entries on the Corporation’s securities register for Common Shares.

2.02	Initial Exercise Price; Exercise of Rights; Detachment Of Rights

(a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one Common Share (which Exercise Price and number of Common Shares are subject to adjustment as set forth herein). Notwithstanding any other provision of this Agreement, any Rights Beneficially Owned by the Corporation or any of its Subsidiaries shall be void.

(b) Until the Separation Time,

(i) the Rights shall not be exercisable and no Right may be exercised, and

(ii) for administrative purposes, each Right will be evidenced by the certificate or DRS Statement for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

(c) From and after the Separation Time and prior to the Expiration Time, the Rights may be exercised and the registration and transfer of the Rights shall be separate from and independent of Common Shares. Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time or, in the case of the conversion or exercise of conversion rights, exchange rights, share purchase rights (other than Rights), warrants or options into Common Shares after the Separation Time and prior to the Close of Business on the tenth (10th) Business Day following the exchange or exercise, the Rights Agent will mail to each holder of record so converting, exchanging or exercising (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”), at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose),

(i) a Rights Certificate, in substantially the form set out in Exhibit A hereto, appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation or judicial or administrative order made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to standard usage, and

(ii) a disclosure statement prepared by the Corporation describing the Rights;

provided that a Nominee shall be sent the materials provided for in Clauses (i) and (ii) in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person.

(d) Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in the City of Toronto or at any other office of the Rights Agent in the cities designated (with the approval of the Rights Agent) from time to time for that purpose by the Corporation:

(i) the Rights Certificate evidencing such Rights;

(ii) an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(iii) payment by certified cheque or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e) Upon receipt of a Rights Certificate, with an Election to Exercise appropriately completed and duly executed which does not indicate that such Right is null and void as provided by Subsection 3.01(b), accompanied by payment as set forth in Subsection 2.02(d)(iii), the Rights Agent (unless otherwise instructed in writing by the Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

(i) requisition from the transfer agent for the Corporation’s Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably agreeing to authorize its transfer agent to comply with all such requisitions);

(ii) after receipt of any certificates referred to in Subsection 2.02(e)(i), deliver such certificates to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iv) after receipt, deliver such cash referred to in Subsection 2.02(e)(iii) to or to the order of the registered holder of the Rights Certificate; and

(v) tender to the Corporation all payments received on exercise of the Rights.

(f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g) The Corporation covenants and agrees that it will:

(i) take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates representing such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, issued and delivered as fully paid and non-assessable;

(ii) take all such action as may be necessary and within its power to comply with any applicable requirements of the OBCA, the Securities Act (Ontario) and the securities statute or comparable legislation of each of the other provinces and territories of Canada, and other applicable securities laws and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

(iii) on or before the issuance thereof, use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on The Toronto Stock Exchange and each other stock exchange on which the Common Shares are then listed or admitted to trading at that time; and

(iv) pay when due and payable any and all Canadian federal and provincial transfer taxes (not in the nature of income of withholding taxes) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares or registration of the Common Shares in the securities register of the Corporation, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares or the registration of the Common Shares in the securities register of the Corporation in a name other than that of the holder of the Rights being transferred or exercised.

2.03	Adjustments to Exercise Price; Number of Rights

(a) The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.03 and in Subsection 3.01(a).

(b) In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i) declare or pay a dividend on the Common Shares of the Corporation payable in Common Shares or Convertible Securities other than pursuant to any dividend reinvestment program;

(ii) subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

(iii) consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

(iv) issue any Common Shares, Convertible Securities or other capital stock of the Corporation in respect of, in lieu of, or in exchange for existing Common Shares except as otherwise provided in this Section 2.03;

the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or other change, and the number of Common Shares or other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the applicable Exercise Price then in effect, the aggregate number of Common Shares or other securities, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the share transfer books of the Corporation were open, such holder would have been entitled to receive as a result of such dividend, subdivision, combination or reclassification.

(c) In case the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Common Shares (or shares having the same rights, privileges and preferences as Common Shares (“equivalent common shares”) or securities convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares) at a price per Common Share or per equivalent common share (or if a security convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares having a conversion, exchange or exercise price per share) less than 90% of the Market Price per Common Share on the second Trading Day immediately preceding such record date, the Exercise Price in respect of the Rights to be in effect after such record date shall be determined by multiplying the Exercise Price in respect of the Rights in effect immediately prior to such record date by a fraction:

(i) the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered) would purchase at such Market Price per Common Share; and

(ii) the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Such adjustment shall be made successively whenever such a record date is fixed and, in the event that such rights, options or warrants are not so issued, the Exercise Price in respect of the Rights shall be re-adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would be in effect based on the number of Common Shares, equivalent common shares (or securities convertible into or exchangeable or exercisable for Common Shares or equivalent common shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(d) For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to a dividend reinvestment plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided that, in all such cases, the right to purchase Common Shares is at a price per share of not less than 90% of the then current market price per share (determined as provided in such plans) of the Common Shares.

(e) In case the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger in which the Corporation is the continuing corporation) of evidences of indebtedness or assets, including cash (other than a dividend paid in the ordinary course or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), or subscription rights or warrants entitling them to subscribe for or purchase Common Shares (excluding those referred to in Subsection 2.03(c)) at a price per Common Share that is less than ninety (90%) of the Market Price per Common Share on the second Trading Day immediately preceding such record date, the Exercise Price in respect of the Rights to be in effect after such record date shall be determined by multiplying the Exercise Price in respect of the Rights in effect immediately prior to such record date by a fraction: (i) the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights), on a per share basis, of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a Common Share; and (ii) the denominator of which shall be such Market Price per Common Share. Such adjustments shall be made successively whenever such a record date is fixed and, in the event that such distribution is not so made, the Exercise Price in respect of the Rights shall be adjusted to be the Exercise Price in respect of the Rights which would have been in effect if such record date had not been fixed.

(f) Notwithstanding anything herein to the contrary, no adjustment in an Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however that any adjustments which by reason of this Subsection 2.03(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.03 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share, as the case may be. Notwithstanding the first sentence of this Subsection 2.03(f), any adjustment required by this Section 2.03 shall be made no later than the Expiration Time.

(g) If as a result of an adjustment made pursuant to this Section 2.03, the holder of any Right thereafter exercised shall become entitled to receive any shares other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as is practicable to the provisions with respect to the Common Shares contained in this Section 2.03, and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other shares.

(h) All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the respective number of Common Shares, as the case may be, purchasable from time to time hereunder upon exercise of the Rights immediately prior to such time, all subject to further adjustment as provided herein.

(i) Unless the Corporation shall have exercised its election as provided in Subsection 2.03(j), upon each adjustment of an Exercise Price as a result of the calculations made in Subsections 2.03(c) and 2.03(e), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares, as the case may be (calculated to the nearest one ten-thousandth), obtained by:

(i)	multiplying:

(A)	the number of such Common Shares which would have been issuable upon the exercise of a Right immediately prior to this adjustment; by

(B)	the relevant Exercise Price in effect immediately prior to such adjustment of the relevant Exercise Price; and

(ii) dividing the product so obtained by the relevant Exercise Price in effect immediately after such adjustment of the relevant Exercise Price.

(j) The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which such a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of the relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.03(j), the Corporation shall, as promptly as is practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing, subject to Section 5.06, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and shall be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

(k) Irrespective of any adjustment or change in an Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the relevant Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

(l) In any case in which this Section 2.03 shall require that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer, until the occurrence of such event, the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(m) Notwithstanding anything in this Section 2.03 to the contrary, the Corporation shall be entitled to make such reductions in each Exercise Price, in addition to those adjustments expressly required by this Section 2.03, as and to the extent that in its good faith judgment the Board of Directors shall determine to be advisable in order that any: (i) consolidation or subdivision of Common Shares; (ii) issuance wholly for cash of any Common Share or Convertible Securities; (iii) stock dividends; or (iv) issuance of rights, options or warrants referred to in this Section 2.03, hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.

(n) The Corporation covenants and agrees that, after the Separation Time, it will not, except as permitted by this Agreement, take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon exercise of the Rights is made at any time after the Separation Time pursuant to this Section 2.03, the Corporation shall promptly:

(i) file with the Rights Agent and with the transfer agent for the Common Shares a certificate specifying the particulars of such adjustment or change; and

(ii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights;

provided that failure to file such certificate or cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.04	Date on Which Exercise is Effective

Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.02(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.05	Execution, Authentication, Delivery and Dating of Rights Certificates

(a) The Rights Certificates shall be executed on behalf of the Corporation by any two of its Chairman, its President and Chief Executive Officer, its Chief Financial Officer and any director of the Corporation, provided that none of such officer or director, any Affiliate or Associate of such officer or director or any person with whom such officer or director or any such Affiliate or Associate is acting jointly or in concert has commenced or publicly announced an intention to commence a Take-over Bid. The signature of any of these officers or directors on the Rights Certificates may be manual or mechanically reproduced. Rights Certificates bearing the manual or mechanically reproduced signatures of individuals holding the above offices of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(b) Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually in a manner satisfactory to the Corporation) and deliver such Rights Certificates to the holders of the Rights pursuant to Subsection 2.02(c) No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(c) Each Rights Certificate shall be dated the date of countersignature thereof.

2.06	Registration, Registration of Transfer and Exchange

(a) The Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times. After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.06(c), the Corporation will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(b) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.06, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

2.07	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such surety bond and indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)  As a condition to the issuance of any new Rights Certificate under this Section 2.07, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d) Every new Rights Certificate issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.08	Persons Deemed Owners

Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, of the associated Common Shares).

2.09	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.09, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation upon request.

2.10	Agreement of Rights Holders

Every holder of Rights, by accepting such Rights, becomes a party to this Rights Plan and for greater certainty is bound by the provisions herein and consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a) such holder shall be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

(b) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;

(c) after the Separation Time, the Rights will be transferable only on the Rights Register as provided herein;

(d) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership)or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e) such holder is not entitled to receive any fractional Rights or fractional Common Shares upon the exercise of Rights;

(f) without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and

(g) notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

Article 3: ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF A FLIP-IN EVENT

3.01	Flip-In Event

(a) Subject to Subsection 3.01(b), Section 3.02 and Section 5.02, in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective from and after the later of its date of issue and the Close of Business on the tenth (10th) Business Day following the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.03 in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.03 shall have occurred with respect to such Common Shares).

(b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

(i) an Acquiring Person, or any Affiliate or Associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person or with any Associate or Affiliate of an Acquiring Person; or

(ii) a transferee or other successor in title, direct or indirect, of Rights held by an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person), whether or not for consideration, in a transfer that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this Subsection 3.01(b);

shall become null and void without any further action and any holder of such Rights (including transferees or other successors in title) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement and shall have no other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this Subsection 3.01(b) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.01(b) and such rights shall be null and void.

(c) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Subsection 3.01(b)(i) or Subsection 3.01(b)(ii) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE WERE ISSUED TO A PERSON WHO WAS AN ACQUIRING PERSON, OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON, OR A PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT.

(d) provided that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so in writing by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. The issuance of a Rights Certificate without the legend referred to in this Subsection 3.01(c) shall be of no effect on the provisions of Subsection 3.01(b). In the event that there shall not be sufficient Common Shares authorized for issuance to permit the exercise in full of the Rights in accordance with this Section 3.01, the Corporation shall take all such action as may be necessary to authorize additional Common Shares for issuance upon the exercise of the Rights.

(e) From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.01, including without limitation, all such acts and things as may be required to satisfy the requirements of the OBCA and the Securities Act (Ontario) or comparable legislation of any other applicable jurisdiction in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

3.02	Exchange Option

(a) The Board of Directors may, at its sole option and without seeking the approval of holders of Voting Shares or Rights but subject to obtaining any required approval of the Canadian Securities Exchange if the Common Shares are then listed on such exchange (or such other exchange the Common Shares are listed on at such time), at any time after a Flip-in Event has occurred, authorize the Company to issue or deliver in respect of each Right which is not void pursuant to Subsection 3.01(b), either:

(i)	in return for the applicable Exercise Price and the Right, debt, equity or other securities or assets (or a combination thereof) having a value equal to twice the applicable Exercise Price; or

(ii)	in return for the Right, subject to any amounts that may be required to be paid under applicable law, debt, equity or other securities or assets (or a combination thereof) having a value equal to the value of the Right;

in full and final settlement of all rights attaching to the Rights, where in either case the value of such debt, equity or other securities or other assets (or a combination thereof) and, in the case of Clause (ii), the value of the Right, shall be determined by the Board of Directors which may rely upon the advice of a nationally or internationally recognized firm of investment dealers or investment bankers selected by the Board of Directors.

(b) If the Board of Directors authorizes the exchange of debt or equity securities or assets (or a combination thereof) for Rights pursuant to Subsection 3.02(a), without any further action or notice, the right to exercise the Rights will terminate and the only right thereafter of a holder of Rights shall be to receive the debt or equity securities or assets (or a combination thereof) in accordance with the exchange formula authorized by the Board of Directors. Within 10 Business Days after the Board of Directors has authorized the exchange of debt or equity, securities or assets (or a combination thereof) for Rights pursuant to Subsection 3.02(a), the Company shall give notice of exchange to the holders of such Rights by mailing such notice to all such holders at their last addresses as they appear upon the register of Rights holders maintained by the Rights Agent. Each such notice of exchange will state the method by which the exchange of debt or equity securities or assets (or a combination thereof) for Rights will be effected.

Article 4: the rights Agent

4.01	General

(a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment The Corporation may from time to time appoint one or more co-rights agents (each a “Co-Rights Agent”) as it may deem necessary or in the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent and the Co-Rights Agents. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent and its directors, officers, employees and agents for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement and the resignation or removal of the Rights Agent.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c) The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

(d) In no event will the Rights Agent be liable for special, indirect, consequential or punitive loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such damages. Any liability of the Rights Agent will be limited in the aggregate to an amount equal to the annual fee paid by the Corporation pursuant to this Agreement.

(e) The Rights Agent shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake, in fact or law, or for anything which it may do or refrain from doing in connection herewith except arising out of its own gross negligence, bad faith or willful misconduct.

(f) None of the provisions contained in this Agreement shall require the Rights Agent to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as foresaid.

4.02	Merger or Consolidation or Change of Name of Rights Agent

(a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.04 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.03	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) the Rights Agent may retain and consult with legal counsel at the expense of the Corporation (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion and the Rights Agent may also retain and consult with such other experts or advisors as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the Corporation’s expense) and the Rights Agent shall be entitled to act and rely in good faith on the advice of such expert or advisor;

(b) whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman, the President and Chief Executive Officer, the Chief Financial Officer or the Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken, omitted or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

(c) the Rights Agent will be liable hereunder only for its own gross negligence, bad faith or willful misconduct;

(d) the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

(e) the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.01(b) or any adjustment required under the provisions of Section 2.03 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.03 hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

(f) the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

(g) the Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman, the President and Chief Executive Officer, the Chief Financial Officer or the Secretary of the Corporation, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such Person;

(h) the Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

(i) the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in good faith in the selection and continued employment thereof.

4.04	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to the transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.10 at the Corporation’s expense. The Corporation may remove the Rights Agent upon 60 days notice in writing, mailed to the Rights Agent and to the transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.10. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent (at the Corporation’s expense) or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Corporation), then the holder of any Rights may apply, at its own expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receipt of any and all outstanding amounts owing pursuant to this Agreement, shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and the transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.04, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case maybe.

4.05	Compliance with Money Laundering Legislation

The Rights Agent retains the right not to act and will not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to breach any applicable anti-money laundering or anti-terrorist legislation, economic sanctions, regulation or guideline. Further, if the Rights Agent reasonably determines at any time that its acting under this Agreement has resulted in it breaching any applicable anti-money laundering or anti-terrorist legislation, economic sanctions, regulation or guideline, then it may resign on 10 days’ written Notice to the Corporation, provided: (i) that the Rights Agent’s written Notice must describe the circumstances of such breach; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction within such 10-day period, then such resignation will not be effective.

Article 5: miscellaneous

5.01	Redemption of Rights

(a) Until the occurrence of a Flip-in Event as to which the application of Section 3.01 has not been waived pursuant to Section 5.02, the Board of Directors may, without the consent of the holders of Voting Shares or the holders of Rights, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.03, if an event of the type analogous to any of the events described in Section 2.03 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b) The Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person who has made a Permitted Bid, a Competing Permitted Bid or a Take-over Bid in respect of which the Board of Directors has waived or is deemed to have waived the application of Section 3.01 takes up and pays for Voting Shares pursuant to the terms and conditions of such Permitted Bid, Competing Permitted Bid or Take-over Bid, as the case may be.

(c) Where a Take-over Bid that is not a Permitted Bid or a Competing Permitted Bid expires, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all of the outstanding Rights at the Redemption Price.

(d) If the Board of Directors elects to or is deemed to have elected to redeem the Rights, (i) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, and (ii) subject to Subsection 5.01(f), no further Rights shall thereafter be issued.

(e) Within ten (10) Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights, the Corporation shall give notice of redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the Rights Register of the Rights Agent, or, prior to the Separation Time, on the share register maintained by the Corporation’s transfer agent or transfer agents. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.01 and other than in connection with the purchase of Common Shares prior to the Separation Time.

(f) Upon the Rights being redeemed pursuant to this Section 5.01, Rights may be reissued under this Agreement to holders of record of Common Shares immediately following such redemption and, thereafter, all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement, the Separation Time shall be deemed not to have occurred and such reissued Rights shall, without any further formality, be attached to the outstanding Common Shares in the same manner as prior to the occurrence of such Separation Time.

5.02	Waiver of Flip-In Events

(a) The Board of Directors, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.01 has not been waived pursuant to this Section 5.02, may waive the application of Section 3.01 to such Flip-in Event by written notice delivered to the Rights Agent.

(b) Notwithstanding and without limiting the generality of Subsection 5.02(a), the Board of Directors may waive the application of Section 3.01 to a Flip-in Event provided that the following conditions are satisfied:

(i) The Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and

(ii) such Acquiring Person has reduced its Beneficial Ownership of Voting Shares such that at the time of the granting of a waiver pursuant to this Subsection 5.02(b), it is no longer an Acquiring Person, and, in the event of any such waiver, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred and the Separation Time shall be deemed not to have occurred as a result of such Person having inadvertently become an Acquiring Person.

The Corporation shall give prompt notice to the Rights Agent of any waiver of the application of Section 3.01 made by the Board of Directors under this Section 5.02.

5.03	Expiration

No Person shall have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.01 (a) hereof.

5.04	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.05	Supplements and Amendments

(a) The Corporation may make amendments to this Agreement to correct any clerical or typographical error or which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rules or regulations thereunder. The Corporation, at or prior to the meeting of shareholders of the Corporation, or any adjournment or postponement thereof, to be held for shareholders of the Corporation to consider and, if deemed advisable, to adopt a resolution approving, ratifying and confirming this Agreement pursuant to Section 5.20 hereof and the Rights issued pursuant thereto, may supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable. Notwithstanding anything in this Section 5.05 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written consent of the Rights Agent to such supplement or amendment.

(b) Subject to Subsection 5.05(a), the Corporation may, with the prior consent of holders of Voting Shares obtained as set forth below, at any time prior to the Separation Time, supplement or amend any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to be voted at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the articles and by-laws of the Corporation.

(c) Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof or which are Beneficially Owned by any Person referred to in Clauses (A) to (E) of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s by-laws and the OBCA with respect to meetings of shareholders of the Corporation.

(d) Any amendments made by the Corporation to this Agreement pursuant to Subsection 5.05(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rule or regulation thereunder shall:

(i) if made before the Separation Time, be submitted to the holders of Voting Shares of the Corporation at the next meeting of shareholders, and the holders of Voting Shares may, by the majority referred to in Subsection 5.05(b), confirm or reject such amendment; and

(ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.05(d), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of shareholders or holders of Rights that should have been but was not held, and no subsequent amendment to this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.

(e) The Corporation shall give notice in writing to the Rights Agent of any amendment or supplement to this Agreement pursuant to this Section 5.05 within five Business Days of the date of any such amendment or supplement, provided that failure to give such notice, or any defect therein, shall not affect the validity of any such supplement or amendment.

(f) Any amendment to this Agreement shall be subject to the receipt of any requisite approval or consent from any applicable regulatory authority including, without limitation, any necessary approvals of the Canadian Securities Exchange.

5.06	Fractional Rights and Fractional Shares

(a) The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. Subject to Section 5.03, after the Separation Time there shall be paid to the registered holders of the Rights Certificates with regard to which fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Value of a whole Right in lieu of such fractional Rights. The Rights Agent will have no obligation to make any payments in lieu of issuing fractions of Rights pursuant to this Subsection 5.06(a) unless and until the Corporation shall have provided to the Rights Agent the amount of cash to be paid in lieu of issuing such fractional Rights.

(b) The Corporation and the Corporation shall not be required in any circumstances to issue fractional Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Value of one Common Share. The Rights Agent will have no obligation to make any payments in lieu of issuing fractions of Common Shares pursuant to this Subsection 5.06(b) unless and until the Corporation shall have provided to the Rights Agent the amount of cash to be paid in lieu of issuing such fractional Common Shares.

5.07	Rights of Action

Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.08	Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders by any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders, or to receive dividends or subscription rights or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

5.09	Notice of Proposed Action

If after the Separation Time and prior to the Expiration Time:

(a) there shall occur an adjustment in the rights attaching to the Rights pursuant to Section 3.01 as a result of the occurrence of a Flip-in Event,

(b) the Corporation shall propose to effect or permit (in cases where the Corporation’s permission is required) any Flip-in Event, or

(c) the Corporation shall propose to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets,

then, in each such case, the Corporation shall give to the Rights Agent and each holder of a Right, in accordance with Section 5.10, a notice of such event or proposed action, which shall specify the date on which such change to the Rights, Flip-in Event, liquidation, dissolution or winding up occurred or is to take place, and such notice shall be so given within l0 Business Days after the occurrence of a change to the Rights and not less than 20 Business Days prior to the date of taking such other proposed action by the Corporation.

5.10	Notices

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid or sent by fax (if a fax number is specified) or email (if an email address is specified), addressed (until another address, email address or facsimile number is filed in writing with the Rights Agent) as follows:

Capital Transfer Agency ULC

390 Bay Street, Suite 920
Toronto, ON M5H 2Y2
Attention: President

Any notice or demand authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid or sent by fax/email, addressed (until another address, email address or facsimile number is filed in writing with the Corporation) as follows:

Western Uranium & Vanadium Corp.

330 Bay Street, Suite 1400
Toronto, Ontario M5H 2S8
Attention: President

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the Rights Register or, prior to the Separation Time, on the registry books of the Corporation for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

Any notice given or made in accordance with this Section 5.10 shall be deemed to have been given and to have been received: (i) on the day of delivery, if so delivered; (ii) on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed; and (iii) on the day of telegraphing, faxing or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

5.11	Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) reasonably incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.12	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.13	Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.14	Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province.

5.15	Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Transmission of an executed signature page by facsimile, email or other electronic means is as effective as a manually executed counterpart of this Agreement.

5.16	Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.17	Determination and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith in connection with this Rights Plan, shall not subject the Board of Directors to any liability to the holders of the Rights.

5.18	Declaration as to Non-Canadian Holders

If, in the opinion of the Board of Directors (who may rely upon the advice of counsel), any action or event contemplated by this Agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith shall take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.19	Termination of Agreement

This Agreement shall terminate at, and be of no further force or effect from and after, the Expiration Time.

5.20	Effective Date

This Agreement is in full force and effect in accordance with its terms from the date hereof. If this Agreement is not ratified by resolution passed by a majority of the votes cast by Independent Shareholders present or represented by proxy at a meeting of shareholders of the Corporation to be held not later than that date that is six months after the Effective Date (such approval being the “Initial Shareholder Approval”), then this Agreement and any then outstanding Rights shall, without further formality, be of no further force or effect as at the earlier of the close of such meeting of shareholders and the date that is six months after the Effective Date.

5.21	Reconfirmation

Notwithstanding the confirmation of this Agreement pursuant to Section 5.20, this Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by Independent Shareholders at the third (3rd) annual meeting of the Corporation’s shareholders following the meeting at which Initial Shareholder Approval is obtained. If this Agreement is not so reconfirmed or is not presented for reconfirmation at such annual meeting of the Corporation’s shareholders, this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date of that annual meeting; provided that termination shall not occur if a Flip-in Event (other than an Flip-in Event which has been waived pursuant to Subsection 5.02) has occurred prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.21.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Western Uranium & Vanadium Corp.

By:	/s/ signed
Name:	Robert Klein
Title:	Chief Financial Officer

Capital Transfer Agency ULC

By:	/s/ signed
Name:

By:
Name:

EXHIBIT A

FORM OF RIGHTS CERTIFICATE

Certificate No. ____ Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ITS AFFILIATES OR ASSOCIATES OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME NULL AND VOID WITHOUT FURTHER ACTION.

RIGHTS CERTIFICATE

This certifies that (insert name of Rights holder) is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement, dated as of May 24, 2023 (the “Rights Agreement”) between Western Uranium & Vanadium Corp., and Capital Transfer Agency ULC, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its office in the City of Toronto or at any other office of the Rights Agent in the cities designated from time to time for that purpose by the Corporation. Until adjustment thereof in certain events as provided in the Rights Agreement, the Exercise Price shall be [$●] (Canadian) per Right.

In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase more or less than one Common Share, all as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights. Copies of the Rights Agreement are on file at the head office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.001 (Canadian) per Right, subject to adjustment in certain events.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof, a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meeting or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation.

Date: May 24, 2023

Western Uranium & Vanadium Corp.

Name:
Title:

Countersigned:

Capital Transfer Agency ULC

Name:
Title:

(To be attached to each rights certificate)

FORM OF ELECTION TO EXERCISE

TO: Western Uranium & Vanadium Corp.

The undersigned hereby irrevocably elects to exercise ___________whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that such shares be registered in the name of:

Name:___________________________________

Address: _________________________________

________________________________________

Social Insurance, Social Security or Other Taxpayer Identification Number: ____________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Name: ___________________________________

Address: _________________________________

________________________________________

Social Insurance, Social Security or Other Taxpayer Identification Number: ____________________________

Dated: ______________	Signature:__________________________

Signature Guaranteed: (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

If the holder of Rights signing this Form of Election to Exercise is registering the underlying Common Shares in the name of someone other than itself, then the signature must be guaranteed by a Schedule 1 Canadian chartered bank, a Canadian trust company or a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP).

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing (all as defined in the Rights Agreement).

Signature

NOTICE: In the event the certification set forth above is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person (as defined in the Rights Agreement) and, accordingly, such Rights shall be null and void and not transferable or exercisable.

(To be executed by the registered holder if such holder desires to transfer the Rights evidenced by this Certificate.)

FORM OF ASSIGNMENT

FOR VALUE RECEIVED ________________hereby sells, assigns and transfers unto

______________________________________________________________________________

(please print name and address of transferee)

the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint attorney, to transfer the within Rights on the books of the within-named Corporation, with full power of substitution.

Dated: ________________	Signature: ________________________

Signature Guaranteed: (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a Schedule 1 Canadian chartered bank, a Canadian trust company or a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP).

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing (all as defined in the Shareholder Rights Plan Agreement).

Signature

NOTICE: In the event the certification set forth above is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person (as defined in the Shareholder Rights Plan Agreement) and, accordingly, such Rights shall be null and void and not transferable or exercisable.

WESTERN URANIUM & VANADIUM CORP.

PROXY

FOR USE AT THE ANNUAL GENERAL and SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2023

The undersigned, being a shareholder of WESTERN URANIUM & VANADIUM CORP. (the”Corporation”) hereby appoints, George Glasier, President and Chief Executive Officer of the Corporation, or failing him, Kathleen Glasier, or instead of either of them, _____________________ as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the annual general and special meeting of the shareholders of the Corporation to be held on June 29, 2023 (the “Meeting”) and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof. The undersigned hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the undersigned as specified herein.

1.	FOR WITHHOLD	☐ ☐

To re-elect George E. Glasier, Bryan Murphy, and Andrew Wilder as directors, as nominated by management of the Corporation.

Instruction: To withhold your vote from any individual nominee, write the nominee’s name (or names) on the following space:
__________________________

2.	FOR WITHHOLD	☐ ☐	To re-appoint MNP LLP as auditors of the Corporation for the ensuing year and authorize the directors to fix the remuneration of the auditors.
3.	FOR AGAINST ABSTAIN	☐ ☐ ☐	To approve the 2023 Incentive Stock Option Plan of the Corporation.
4.	FOR AGAINST ABSTAIN	☐ ☐ ☐	To approve the Shareholder Rights Plan of the Corporation.

Each of the above matters has been proposed by the Corporation. If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

To be valid, this proxy must be received by the Corporation’s transfer agent, Capital Transfer Agency ULC, 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2, not later than 12:00 p.m. (local time) on Tuesday, June 27, 2023. Late proxies may be accepted or rejected by the Chairman of the meeting in his/her discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ____________, 2023.
Signature of Shareholder

__________________ Number of Shares Held

(See Reverse)	Name of Shareholder (Please Print)

NOTES AND INSTRUCTIONS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION.

1.	The shares represented by this proxy will be voted. Where a choice is specified, the proxy will be voted as directed. Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy. The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying the proxy or such other matters which may properly come before the Meeting.

2.	Each shareholder has the right to appoint a person other than management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

3.	Each shareholder must sign this proxy. Please date the proxy. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

4.	If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the shareholders of the Corporation.

5.	If the shareholder appoints any of the persons designated above, including persons other than management designees, as proxy to attend and act at the said Meeting:

(a)	The shares represented by the proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for;

(b)	Where the shareholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c)	IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.

NOTICE AND ACCESS

The Canadian Securities Regulators have adopted new rules effective for meetings held after March 1, 2013, which permit the use of notice-and-access for proxy solicitation instead of traditional physical delivery of proxy material. This new process provides the option to post meeting related materials including management information circulars as well as annual financial statements and management’s discussion and analysis (“MD&A”), on a website in addition to SEDAR. Under notice-and-access, meeting related materials will be available for viewing up to one year from the date of posting and a paper copy of the materials can be requested at any time during this period.

Disclosure regarding each matter or group of matters to be voted on at the Meeting is in the Circular under the heading “Business of the Meeting – Matters to be Acted Upon”. You should review the Circular before voting.

The Corporation has elected to utilize notice-and-access and provide you with the Meeting materials which are available electronically on www.sedar.com and also www.western-uranium.com/annual-general-meetings.html.

If you wish to receive a paper copy of the Meeting materials or have any questions about notice-and-access, please contact Capital Transfer Agency at 1-844-499-4482, 1(416)350-5007 (local) or voteproxy@capitaltransferagency.com. In order to receive a paper copy in time for voting before the Meeting, your request should be received by June 15, 2023.

WESTERN URANIUM & VANADIUM CORP. (the “Corporation”)

Request for Financial Statements

In accordance with Canadian Securities Administrator’s National Instrument 51-102 – Continuous Disclosure Obligations, registered and beneficial shareholders may elect annually to receive a copy of our annual financial statements and corresponding management discussion and analysis (“MD&A”) or interim financial statements and the corresponding MD&A, or both. If you wish to receive these documents by mail, please return this completed form to:

Capital Transfer Agency ULC

390 Bay Street, Suite 920

Toronto, Ontario M5H 2Y2

Rather than receiving the financial statements by mail, you may choose to view these documents under the Corporation's profile on SEDAR at www.sedar.com, www.sec.gov/edgar or www.western-uranium.com/annual-general-meetings.html.

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Corporation, and as such, request that my name be placed on the Corporation’s Mailing List in respect to its annual and/or interim financial statements and the corresponding MD&A for the current financial year.

SHAREHOLDER REGISTRATION (PLEASE PRINT CLEAR IN BLOCK LETTERS)

STREET ADDRESS

CITY	PROV/STATE	POSTAL/ZIP CODE

COUNTRY (IF NOT CANADA OR USA)	EMAIL*

IF THIS IS AN ADDRESS CHANGE, PLEASE CHECK THE BOX AND PROVIDE YOUR FORMER ADDRESS BELOW

PLEASE SEND ME THE FOLLOWING:

Annual Financial Statements with MD&A

Interim Financial Statements with MD&A

* By providing an e-mail address, you are consenting to the delivery of Corporation information and financial reports in PDF electronic format to the provided e-mail address. In the event that the electronic delivery fails, the documents will be sent by ordinary mail. In order to remove yourself from this list at any time (either email or ordinary mail) please send your written request to email: ir@western-uranium.com or mail: Western Uranium & Vanadium Corp., 330 Bay Street, Suite 1400, Toronto, Ontario, Canada M5H 2S8.